UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Hong T. Le

American Funds Global Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds® Global Balanced Fund Annual report for the year ended October 31, 2023

A balanced fund with
global scope

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	13.31%	3.44%	4.41%
Class A shares (reflecting 5.75% maximum sales charge)	6.55	1.99	3.56

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.59% for Class F-2 shares and 0.83% for Class A shares as of the prospectus dated January 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of October 31, 2023, was 3.19% for Class F-2 shares and 2.79% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 1.95% for Class F-2 shares and 1.61% for Class A shares. The Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

25	Financial statements

58	Board of trustees and other officers

Fellow investors

American Funds Global Balanced Fund returned 7.22% for the fiscal year ended October 31, 2023 (Class F-2 shares). The fund, which invests in a mix of stocks and bonds, exceeded its primary benchmark, the 60%/40% MSCI All Country World Index (ACWI)/Bloomberg Global Aggregate Index, which rose 7.02%. Over its lifetime, the fund has returned an annualized 5.03%, outpacing the blended benchmark’s 4.46% lifetime return. The fund paid dividends during the past year totaling 63 cents per share (Class F-2).

Global stocks, as measured by the MSCI ACWI, advanced 10.50%. Most bond market returns were narrowly positive. The Bloomberg Global Aggregate Index, which measures investment-grade bonds (rated BBB–/Baa3 and above)¹, rose 1.72%.

Market review

Stocks and bonds notched positive returns for the fund’s fiscal year despite high inflation, rising interest rates and the risk of a recession. Non-U.S. stocks narrowly outpaced U.S. stocks, helped by a strong rally in Japan. Value stocks topped growth stocks outside the U.S., while growth stocks prevailed in the U.S., driven by a handful of large technology companies.

Most sectors in the MSCI ACWI rose. Communication services and information technology led the way, returning 27% and 26%, respectively. Consumer discretionary and industrial stocks saw low-double-digit gains. Real estate stocks declined the most, down 4%, while utilities and health care each fell 2%.

Results at a glance

Returns for periods ended October 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 2/1/11)

American Funds Global Balanced Fund (Class F-2 shares)	7.22%	4.17%	3.92%	5.03%
American Funds Global Balanced Fund (Class A shares)	6.97	3.94	3.68	4.80
60%/40% MSCI ACWI/Bloomberg Global Aggregate Index[2,3,4]	7.02	4.01	3.96	4.46
MSCI ACWI (All Country World Index)[2]	10.50	7.47	6.81	7.10
Bloomberg Global Aggregate Index[3]	1.72	–1.64	–0.66	0.12

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch, as an indication of an issuer’s creditworthiness.
[2]	Source: MSCI. MSCI ACWI results reflect dividends net of withholding taxes. The index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets.
[3]	Source: Bloomberg Index Services Ltd.
[4]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

Past results are not predictive of results in future periods.

American Funds Global Balanced Fund	1

Stocks benefited for most of the year from moderating inflation and signs that central banks might not raise interest rates as much as investors initially thought. Shares peaked in July after the U.S. Federal Reserve in June paused its campaign of monetary policy tightening following rate hikes at 10 consecutive meetings.

U.S. stocks advanced even as the Fed lifted its key policy rate by 225 basis points (bps) to a range of 5.25%–5.50%, a 22-year high. The U.S. economy remained resilient despite higher interest rates, an outbreak of stress among U.S. regional banks in early 2023 and a political showdown over the U.S. debt ceiling. Gross domestic product growth reached an annualized 5.2% in the third quarter of 2023, the fastest pace since 2021. The U.S. job market continued to expand, and the unemployment rate ended the fiscal year at a modest 3.9%. The S&P 500 Index rose 10% for the year.

After resuming tightening in July with a 25-bps hike, Fed policymakers held rates unchanged at their next two meetings, suggesting they may be at or near the end of their campaign to return inflation to their 2% target. As measured by the Fed’s preferred gauge, the core personal consumption expenditures price index, inflation fell to 3.7% in September, the lowest reading since May 2021.

Inflation also moderated in the euro area as the European Central Bank raised its key deposit rate to 4%, the highest level since the launch of the euro in 1999. Headline eurozone inflation fell to 2.9% in October from 10.6% a year earlier. The ECB paused rate hikes in October amid concerns of slowing economic activity, but signaled that rates were likely to remain higher for longer. The eurozone economy contracted by 0.1% in the third quarter, the first pullback since 2020. The MSCI Europe Index rose 16% for the year, with all sectors gaining ground.

In Asia, stock markets posted single digit returns for the year. Japan was a key exception, with stocks outpacing other advanced markets around the world. Corporate governance reforms, increasing stock buybacks and shareholder dividends, ultraloose monetary policy and low equity valuations aided the rally. The MSCI Japan Index rose 17%. The Bank of Japan (BoJ) maintained its –0.1% short-term policy rate despite above-target inflation and a multi-decade low for the Japanese yen against the U.S. dollar.

Emerging markets stocks posted positive returns for the full fiscal year but lost steam as the year progressed. Overall, they were hurt by worsening economic conditions in China and strength in the U.S. dollar. The MSCI Emerging Markets Index rose 11% for the fiscal year but fell 2% over the first 10 months of calendar 2023.

The global bond market posted only modest gains under pressure from rising interest rates. The U.S. Treasury yield curve inverted further as shorter-term yields that are more sensitive to Fed rate hikes rose more than longer-term yields. The benchmark 10-year Treasury yield rose 88 basis points to 4.93%, while the three-month yield rose 139 bps to 5.47%. In U.S. corporate credit, high-yield bonds rose more than investment-grade bonds as the default rate remained relatively low.

Portfolio review

The equity portion of the fund rose in value and outpaced the benchmark MSCI ACWI. The materials sector was the largest contributor to the fund’s results relative to the fund’s primary benchmark, the 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index, with a significant positive impact from Australian mining company Fortescue.

Information technology was the second-largest contributor, even though the fund had significantly less exposure to the sector than the benchmark did. Semiconductor maker Broadcom, the largest individual stockholding in the fund, had by far the largest positive effect on relative returns. Microsoft, the fund’s second-largest equity position, also was among the top 20 contributors. Elsewhere in technology, NVIDIA was the largest detractor from relative returns as the fund had a lighter relative exposure to the chipmaker.

The fund held a greater-than-benchmark exposure to the utilities sector. Stocks including Germany’s E. On and Constellation Energy in the U.S. were significant contributors.

Relative returns were weakest in the financial sector. Positions in Brazil’s B3 and India’s HDFC Bank that significantly exceeded the benchmark’s weighting were among the fund’s top 20 detractors. Communication services was the second-weakest sector. Less-than-benchmark holdings in Meta and Alphabet had a negative impact.

The fixed income portion of the fund posted a positive return but slightly lagged the benchmark Bloomberg Global Aggregate Index. It benefitted from exposure to emerging markets including Mexico, Colombia and Brazil — countries where central banks were among the earliest to start raising interest rates to tackle inflation. The rate hikes hurt emerging markets bonds when they began in 2021 but created what we believe are attractive entry points for the fund’s portfolio managers this year.

Managers also positioned for a steeper yield curve, reflecting their view that investors were more optimistic than they were about the economic outlook. While that positioning was a headwind for most of the year as the yield curve inverted further, it began to bear fruit in the last

Past results are not predictive of results in future periods.

2	American Funds Global Balanced Fund

month of the year as longer-term Treasury yields rose more than short-term yields.

American Funds Global Balanced Fund strives for the balanced accomplishment of three equally important objectives: long-term growth of capital, conservation of principal and current income. The fund remains tilted toward stocks with above average dividend yields and those we expect to be resilient during periods of market volatility. Our asset allocation remains well balanced, with 61% of assets in equities, 33% in bonds and 6% in cash and equivalents (includes short-term securities, accrued income and other assets less liabilities) as of October 31, compared with 60%, 34% and 6%, respectively, a year ago.

The road ahead

Interest rates and inflation may remain elevated in the year ahead, as it isn’t yet clear that monetary policy has gone far enough to return inflation to central banks’ target levels. While inflationary pressures have moderated, sovereign bond yields still sit at or near multi-year highs in many countries.

If higher rates persist, major global economies may struggle to keep growing. A recession would likely be mild, given that household and corporate balance sheets appear to be in good condition. We believe central banks would act quickly to stabilize any emergent stresses, as the Fed did during the regional bank crisis earlier this year.

We will be closely watching developments in China, given its critical impact on global growth. The country continues to struggle with high debt loads and fragility in its property and infrastructure markets. It may be entering a period of structurally low economic growth after decades of blistering expansion, with likely negative implications for its global trading partners.

Rising geopolitical tensions is another area of concern. Ongoing hostilities between Russia and Ukraine, strains in the U.S.-China relationship, risks surrounding Taiwan and, more recently, the outbreak of war between Israel and Hamas all threaten to destabilize the global order, with risks of contagion to financial markets.

Structural conditions in the equity markets also pose challenges. Market breadth remains unusually narrow, with the so-called Magnificent Seven stocks — Alphabet, Amazon, Apple, Meta, Microsoft, NVIDIA and Tesla — accounting for 17% of the MSCI ACWI Index as of October 31. This concentration in a handful of richly valued stocks with low or no dividend yields could leave investors vulnerable to sentiment shifts, such as a cooling of enthusiasm for artificial intelligence. On the positive side, this phenomenon has created opportunities for active equity managers to find companies with solid long-term business prospects and more reasonable valuations.

Among stock sectors, we are constructive on a range of attractively valued industrials across the globe that are well-placed to manage through economic weakness and are positively leveraged to areas of secular growth, including the nearshoring of manufacturing and supply chains. We continue to hold a positive view of the healthcare sector, including medical technology, biopharmaceuticals and U.S. managed care companies. We are also seeing interesting opportunities among already hard-hit cyclical sectors, including some of the consumer discretionary categories. We are closely watching select banks with superior balance sheets and liquidity positions that we believe can grow their dividends, even in a period of economic malaise.

Within fixed income, managers are positioning for the risk that the lagged effects of tight monetary policy could weaken economic growth. As such, they have modestly extended portfolio duration, which would be beneficial in an environment of falling interest rates and provide ballast to the equity portion of the fund. At the same time, they maintain diversification in areas like corporate credit that would benefit from a stronger economy. Managers have also significantly increased the fund’s holdings of mortgage-backed securities over the past year, attracted by their relatively high yields and government agency guarantees.

Overall, we remain defensively positioned as we pursue the fund’s objectives of long-term growth of capital, conservation of principal and current income.

We welcome new shareholders to the fund, and we thank you for your trust. We look forward to reporting to you again in six months.

Cordially,

L. Alfonso Barroso
Co-President

Andrew A. Cormack
Co-President

December 8, 2023

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

American Funds Global Balanced Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 1, 2011, to October 31, 2023, with distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, refer to capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Source: MSCI.
[4]	The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI with the Bloomberg Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[5]	Source: Bloomberg Index Services Ltd.
[6]	Results reflect dividends net of withholding taxes.
[7]	For the period February 1, 2011, commencement of operations, through October 31, 2011.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2023)

	1 year	5 years	10 years

Class F-2 shares	7.22%	4.17%	3.92%
Class A shares*	0.81	2.71	3.07

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.

Past results are not predictive of results in future periods.

4	American Funds Global Balanced Fund

Investment portfolio October 31, 2023

Investment mix by security type	Percent of net assets

Country diversification by domicile	Percent of net assets

	Equity securities	Bonds, notes & other debt instruments	Short-term securities & other assets less liabilities	Total
United States	32.67%	16.71%	5.44%	54.82%
Eurozone*	9.63	3.92	—	13.55
United Kingdom	3.68	1.08	—	4.76
Japan	1.75	1.81	.40	3.96
Canada	3.20	.76	—	3.96
India	2.49	.08	—	2.57
China	.35	2.13	—	2.48
Switzerland	1.83	.09	—	1.92
Brazil	1.14	.63	—	1.77
Australia	.99	.69	—	1.68
Other countries	4.57	3.96	—	8.53
Total				100.00%

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 60.67%	Shares	Value (000)
Information technology 11.17%
Broadcom, Inc.	971,624	$817,495
Microsoft Corp.	2,273,506	768,695
Accenture PLC, Class A	583,719	173,417
Texas Instruments, Inc.	1,198,633	170,218
SK hynix, Inc.	1,272,507	111,167
ServiceNow, Inc.[1]	191,000	111,133
GlobalWafers Co., Ltd.	7,090,000	104,528
Taiwan Semiconductor Manufacturing Co., Ltd.	6,246,200	102,910
Cognizant Technology Solutions Corp., Class A	1,300,000	83,811
Marvell Technology, Inc.	1,750,000	82,635
Intel Corp.	1,912,278	69,798
TDK Corp.	1,327,800	49,859
Apple, Inc.	269,490	46,021
Arista Networks, Inc.[1]	185,560	37,181
Infineon Technologies AG	496,403	14,424
		2,743,292

American Funds Global Balanced Fund	5

Common stocks (continued)	Shares	Value (000)
Health care 9.67%
Abbott Laboratories	3,648,762	$344,990
Sanofi	3,695,859	337,308
Novo Nordisk AS, Class B	1,959,734	188,988
UnitedHealth Group, Inc.	347,798	186,267
AstraZeneca PLC	1,102,400	137,795
GE HealthCare Technologies, Inc.	1,992,694	132,654
Gilead Sciences, Inc.	1,481,861	116,385
Takeda Pharmaceutical Co., Ltd.	3,642,400	98,784
Eli Lilly and Co.	169,800	94,057
Molina Healthcare, Inc.[1]	263,907	87,868
Merck KGaA	520,334	78,311
Stryker Corp.	257,070	69,465
Siemens Healthineers AG	1,357,129	66,415
Eurofins Scientific SE, non-registered shares	1,250,000	63,570
Medtronic PLC	880,763	62,147
AbbVie, Inc.	413,038	58,313
Novartis AG	592,410	55,307
Thermo Fisher Scientific, Inc.	114,105	50,750
Humana, Inc.	75,374	39,473
BioMarin Pharmaceutical, Inc.[1]	426,517	34,740
Danaher Corp.	160,219	30,765
Vertex Pharmaceuticals, Inc.[1]	54,596	19,770
CVS Health Corp.	254,721	17,578
Sandoz Group AG1	118,482	3,080
		2,374,780

Industrials 8.26%
RTX Corp.	4,646,933	378,214
General Electric Co.	2,436,516	264,679
Thales SA	1,411,781	208,057
Carrier Global Corp.	4,119,034	196,313
Safran SA	894,432	139,321
BAE Systems PLC	9,833,900	132,024
General Dynamics Corp.	538,400	129,921
Siemens AG	850,000	112,397
Honeywell International, Inc.	417,755	76,558
CSX Corp.	2,442,000	72,894
Melrose Industries PLC	7,979,036	45,344
DHL Group	1,120,000	43,531
Boeing Co.[1]	146,574	27,383
United Rentals, Inc.	65,199	26,488
Astra International Tbk PT	72,328,040	26,200
L3Harris Technologies, Inc.	142,905	25,639
Singapore Technologies Engineering, Ltd.	9,065,500	24,902
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	1,894,759	22,102
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	5,100	594
Waste Management, Inc.	134,156	22,046
Caterpillar, Inc.	85,701	19,373
Trelleborg AB, Class B	700,000	17,734
Airbus SE, non-registered shares	118,700	15,877
LIXIL Corp.	6,500	71
		2,027,662

Financials 7.68%
B3 SA - Brasil, Bolsa, Balcao	101,209,429	222,824
ING Groep NV	15,792,136	202,500
Zurich Insurance Group AG	398,904	189,004
HDFC Bank, Ltd. (ADR)	2,000,000	113,100
HDFC Bank, Ltd.	3,431,236	60,915
AIA Group, Ltd.	18,820,800	163,914
DBS Group Holdings, Ltd.	5,750,000	138,253
BlackRock, Inc.	187,322	114,694
Kotak Mahindra Bank, Ltd.	5,074,137	106,087
Citigroup, Inc.	1,945,000	76,808
CME Group, Inc., Class A	237,080	50,607
Münchener Rückversicherungs-Gesellschaft AG	121,473	48,642
JPMorgan Chase & Co.	344,000	47,837
BNP Paribas SA	819,600	47,101

6	American Funds Global Balanced Fund

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Banco Santander, SA	11,233,000	$41,335
Bank Central Asia Tbk PT	71,770,000	39,568
Aegon, Ltd.	7,948,000	38,676
Great-West Lifeco, Inc.	1,254,309	34,751
KBC Groep NV	597,198	32,873
Fairfax Financial Holdings, Ltd., subordinate voting shares	33,043	27,498
Ping An Insurance (Group) Company of China, Ltd., Class H	4,188,360	21,172
Ping An Insurance (Group) Company of China, Ltd., Class A	691,969	4,303
FinecoBank SpA	2,079,356	24,547
Mastercard, Inc., Class A	56,151	21,132
Element Fleet Management Corp.	1,344,548	18,189
Lufax Holding, Ltd. (ADR)	672,700	642
		1,886,972

Consumer staples 5.38%
Philip Morris International, Inc.	2,700,561	240,782
ITC, Ltd.	44,095,478	227,017
Seven & i Holdings Co., Ltd.	4,945,600	180,027
Imperial Brands PLC	7,684,416	163,849
Nestlé SA	1,283,281	138,445
British American Tobacco PLC	4,260,700	127,155
Kao Corp.	2,250,000	81,822
Pernod Ricard SA	356,500	63,385
Heineken NV	476,000	42,768
Alimentation Couche-Tard, Inc.	515,547	28,065
Kweichow Moutai Co., Ltd., Class A	63,985	14,741
Monster Beverage Corp.[1]	260,516	13,312
		1,321,368

Energy 4.02%
Canadian Natural Resources, Ltd. (CAD denominated)	8,100,540	514,392
Shell PLC (GBP denominated)	3,463,400	111,308
Neste OYJ	2,916,657	97,917
TC Energy Corp. (CAD denominated)	2,283,943	78,660
Chevron Corp.	515,900	75,182
BP PLC	11,837,132	72,258
Baker Hughes Co., Class A	638,900	21,991
Woodside Energy Group, Ltd. (CDI)	713,735	15,558
		987,266

Materials 3.95%
Freeport-McMoRan, Inc.	6,530,710	220,607
Linde PLC	536,278	204,944
Fortescue Metals Group, Ltd.	8,055,400	114,393
BHP Group, Ltd. (CDI)	3,949,810	112,421
Evonik Industries AG	5,500,000	101,037
Vale SA (ADR), ordinary nominative shares	4,102,535	56,246
Air Products and Chemicals, Inc.	149,000	42,084
Celanese Corp.	330,452	37,840
UPM-Kymmene OYJ	946,000	31,825
Air Liquide SA, non-registered shares	166,055	28,460
Sherwin-Williams Co.	83,332	19,850
		969,707

Communication services 3.43%
Meta Platforms, Inc., Class A1	869,521	261,961
Alphabet, Inc., Class A1	1,396,656	173,297
Alphabet, Inc., Class C1	521,420	65,334
Netflix, Inc.[1]	227,908	93,827
Singapore Telecommunications, Ltd.	50,000,000	86,958
Comcast Corp., Class A	1,342,000	55,411
TELUS Corp.	3,345,000	53,935
Omnicom Group, Inc.	676,000	50,639
		841,362

American Funds Global Balanced Fund	7

Common stocks (continued)	Shares	Value (000)
Utilities 2.90%
DTE Energy Co.	1,917,640	$184,822
E.ON SE	10,009,000	118,776
Constellation Energy Corp.	850,000	95,982
Duke Energy Corp.	1,070,600	95,166
SembCorp Industries, Ltd.	19,062,500	63,932
National Grid PLC	4,103,765	48,770
Dominion Energy, Inc.	916,900	36,969
ENN Energy Holdings, Ltd.	4,116,000	31,413
Power Grid Corporation of India, Ltd.	9,061,422	22,009
Public Service Enterprise Group, Inc.	229,000	14,118
		711,957

Consumer discretionary 2.88%
LVMH Moët Hennessy-Louis Vuitton SE	165,069	118,134
Ferrari NV	253,100	76,345
Ferrari NV (EUR denominated)	86,129	26,070
Home Depot, Inc.	260,996	74,303
Compagnie Financière Richemont SA, Class A	545,374	64,394
Amazon.com, Inc.[1]	474,971	63,214
InterContinental Hotels Group PLC	787,200	55,785
Royal Caribbean Cruises, Ltd.[1]	528,200	44,754
Hasbro, Inc.	666,104	30,075
Restaurant Brands International, Inc.[2]	444,999	29,904
Hilton Worldwide Holdings, Inc.	149,949	22,722
General Motors Co.	746,000	21,037
adidas AG	115,019	20,344
Airbnb, Inc., Class A1	164,950	19,512
Sony Group Corp.	217,800	18,026
Zhongsheng Group Holdings, Ltd.	5,626,500	13,069
Dowlais Group PLC	7,979,036	9,732
		707,420

Real estate 1.33%
CTP NV2	6,821,309	99,657
Equinix, Inc. REIT	130,319	95,086
Embassy Office Parks REIT	22,000,000	82,394
Sun Hung Kai Properties, Ltd.	2,994,000	30,730
Crown Castle, Inc. REIT	188,000	17,480
		325,347

Total common stocks (cost: $12,016,500,000)		14,897,133

Preferred securities 0.12%
Consumer discretionary 0.11%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	296,918	25,925

Financials 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	1,030,982	2,144
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	454,844	1,001
		3,145

Total preferred securities (cost: $27,625,000)		29,070

Convertible stocks 0.26%
Utilities 0.26%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025	1,733,600	65,079

Total convertible stocks (cost: $83,836,000)		65,079

8	American Funds Global Balanced Fund

Bonds, notes & other debt instruments 31.86%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 12.88%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	1,030	$148
Asian Development Bank 1.125% 6/10/2025	GBP	460	525
Australia (Commonwealth of), Series 139, 3.25% 4/21/2025	AUD	37,975	23,659
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028		26,025	15,190
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		65,980	33,100
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		43,200	20,457
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		88,830	47,824
Austria (Republic of) 0% 2/20/2031	EUR	33,610	28,077
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		17,030	17,364
Brazil (Federative Republic of) 0% 1/1/2024	BRL	555,822	108,170
Brazil (Federative Republic of) 10.00% 1/1/2025		84,799	16,604
Brazil (Federative Republic of) 6.00% 8/15/2040[3]		12,471	2,493
Brazil (Federative Republic of) 6.00% 8/15/2050[3]		110,865	22,060
Brazil (Federative Republic of) 6.00% 8/15/2060[3]		12,429	2,472
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	7,920	8,116
Canada 3.00% 11/1/2024	CAD	47,910	33,870
Canada 2.25% 6/1/2025		39,295	27,270
Canada 0.25% 3/1/2026		15,710	10,276
Canada 3.50% 3/1/2028		56,463	39,645
Canada 2.00% 6/1/2032		1,800	1,103
Canada 2.75% 6/1/2033		60,555	39,126
Canada 2.75% 12/1/2048		9,900	5,836
Chile (Republic of) 5.80% 6/1/2024	CLP	14,405,000	15,932
Chile (Republic of) 4.70% 9/1/2030		9,705,000	9,694
China (People’s Republic of) 2.62% 6/25/2030	CNY	135,240	18,429
China (People’s Republic of), Series INBK, 2.64% 1/15/2028		662,290	90,880
China (People’s Republic of), Series 1906, 3.29% 5/23/2029		100	14
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		799,700	111,382
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		356,990	55,219
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		607,570	84,179
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		213,410	29,368
China Development Bank Corp., Series 1904, 3.68% 2/26/2026		53,480	7,496
China Development Bank Corp., Series 1909, 3.50% 8/13/2026		28,330	3,971
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		194,070	27,244
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		181,600	25,521
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		128,750	19,183
China Development Bank Corp., Series 2109, 3.09% 8/9/2028		136,660	19,037
China Development Bank Corp., Series 2005, 3.07% 3/10/2030		2,860	397
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	130,475,900	26,549
Colombia (Republic of), Series B, 7.00% 3/26/2031		92,165,600	17,676
Colombia (Republic of), Series B, 7.25% 10/18/2034		3,151,000	559
Colombia (Republic of), Series B, 7.25% 10/26/2050		45,061,800	6,884
European Financial Stability Facility 0.40% 2/17/2025	EUR	13,200	13,430
European Financial Stability Facility 0% 10/15/2025		1,200	1,191
European Investment Bank 0.375% 9/15/2027		8,975	8,554
European Investment Bank 0.25% 1/20/2032		39,615	32,773
European Union 0% 7/6/2026		12,100	11,775
European Union 0.25% 10/22/2026		5,265	5,122
European Union 0% 6/2/2028		10,920	10,023
European Union 1.625% 12/4/2029		2,080	2,003
French Republic O.A.T. 0.75% 2/25/2028		40,010	38,494
French Republic O.A.T. 0% 11/25/2030		130,490	110,955
French Republic O.A.T. 3.25% 5/25/2045		6,700	6,458
French Republic O.A.T. 0.75% 5/25/2052		380	186
French Republic O.A.T. 3.00% 5/25/2054		310	271
Germany (Federal Republic of) 0% 4/16/2027		73,555	70,971
Germany (Federal Republic of) 1.30% 10/15/2027		2,900	2,915
Germany (Federal Republic of) 0% 8/15/2030		35,175	31,214
Germany (Federal Republic of) 1.70% 8/15/2032		541	527
Germany (Federal Republic of) 1.00% 5/15/2038		16,410	13,264
Germany (Federal Republic of) 0% 8/15/2050		14,895	7,105
Germany (Federal Republic of) 0% 8/15/2052		1,390	625
Greece (Hellenic Republic of) 3.375% 2/15/2025		3,157	3,341
Greece (Hellenic Republic of) 0% 2/12/2026		1,750	1,718
Greece (Hellenic Republic of) 3.875% 6/15/2028		41,670	44,612
Greece (Hellenic Republic of) 1.50% 6/18/2030		12,510	11,439
Greece (Hellenic Republic of) 1.75% 6/18/2032		38,300	34,116

American Funds Global Balanced Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Greece (Hellenic Republic of) 4.25% 6/15/2033	EUR	32,755	$34,958
Greece (Hellenic Republic of) 1.875% 1/24/2052		42,396	26,098
India (Republic of) 5.22% 6/15/2025	INR	823,530	9,589
India (Republic of) 5.15% 11/9/2025		799,470	9,226
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR	155,709,000	9,446
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		236,416,000	14,493
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		95,688,000	6,509
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		179,793,000	11,873
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		298,095,000	18,622
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		62,682,000	4,269
Indonesia (Republic of), Series 92, 7.125% 6/15/2042		88,128,000	5,510
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[4]	USD	1,580	1,468
Ireland (Republic of) 3.00% 10/18/2043	EUR	9,180	8,836
Israel (State of) 2.50% 1/15/2030	USD	8,900	7,263
Israel (State of) 4.50% 1/17/2033		370	326
Israel (State of) 3.375% 1/15/2050		2,970	1,807
Israel (State of) 3.875% 7/3/2050		550	366
Italy (Republic of) 0.95% 9/15/2027	EUR	626	594
Italy (Republic of) 1.35% 4/1/2030		15,565	13,839
Italy (Republic of) 4.40% 5/1/2033		79,285	82,659
Italy (Republic of) 4.35% 11/1/2033		63,090	65,091
Japan, Series 346, 0.10% 3/20/2027	JPY	12,172,200	79,885
Japan, Series 363, 0.10% 6/20/2031		4,556,600	28,607
Japan, Series 145, 1.70% 6/20/2033		6,000,000	42,387
Japan, Series 152, 1.20% 3/20/2035		21,629,000	144,405
Japan, Series 21, 2.30% 12/20/2035		1,360,000	10,141
Japan, Series 179, 0.50% 12/20/2041		6,598,100	35,998
Japan, Series 36, 2.00% 3/20/2042		200,000	1,399
Japan, Series 42, 1.70% 3/20/2044		928,200	6,114
Japan, Series 37, 0.60% 6/20/2050		5,484,650	26,792
Japan, Series 70, 0.70% 3/20/2051		1,806,100	8,985
Japan, Series 74, 1.00% 3/20/2052		5,404,300	28,960
Japan, Series 76, 1.40% 9/20/2052		5,067,400	30,034
KfW 1.125% 7/4/2025	GBP	8,400	9,558
Korea Development Bank 4.375% 2/15/2033	USD	17,130	15,434
Malaysia (Federation of), Series 0413, 3.844% 4/15/2033	MYR	26,848	5,501
Malaysia (Federation of), Series 0318, 4.642% 11/7/2033		51,530	11,311
Panama (Republic of) 3.75% 4/17/2026	USD	1,000	934
Panama (Republic of) 4.50% 4/1/2056		650	396
PETRONAS Capital, Ltd. 4.55% 4/21/2050[4]		1,070	836
Philippines (Republic of) 0.001% 4/12/2024	JPY	2,600,000	17,105
Philippines (Republic of) 0.25% 4/28/2025	EUR	3,750	3,725
Philippines (Republic of) 0.70% 2/3/2029		4,970	4,374
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	16,670	3,448
Portuguese Republic 0.475% 10/18/2030	EUR	14,440	12,665
Portuguese Republic 3.50% 6/18/2038		14,320	14,412
Romania 2.125% 3/7/2028		570	525
Romania 3.624% 5/26/2030		9,620	8,814
Romania 3.624% 5/26/2030		765	701
Saskatchewan (Province of) 3.05% 12/2/2028	CAD	8,000	5,379
Serbia (Republic of) 3.125% 5/15/2027	EUR	1,010	971
Serbia (Republic of) 6.25% 5/26/2028[4]	USD	3,915	3,820
Serbia (Republic of) 1.00% 9/23/2028	EUR	355	296
Serbia (Republic of) 1.50% 6/26/2029		8,959	7,359
Serbia (Republic of) 2.05% 9/23/2036		16,380	10,451
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	173,400	8,189
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		284,905	8,765
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		1,741,315	65,495
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	3,342,160	2,398
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		26,409,910	18,298
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		123,633,040	91,207
Spain (Kingdom of) 0% 1/31/2027	EUR	20,670	19,677
Spain (Kingdom of) 0.80% 7/30/2027		23,070	22,281
Spain (Kingdom of) 1.45% 4/30/2029		5,780	5,527
Spain (Kingdom of) 1.25% 10/31/2030		2,260	2,057
Spain (Kingdom of) 0.50% 10/31/2031		14,540	12,080
Spain (Kingdom of) 3.15% 4/30/2033		16,027	16,069

10	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Spain (Kingdom of) 3.55% 10/31/2033	EUR	31,160	$32,108
Spain (Kingdom of) 2.70% 10/31/2048		2,690	2,100
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[5]	USD	6,416	3,368
Sri Lanka (Democratic Socialist Republic of) 5.75% 4/18/2023[4,5]		214	112
Tunisia (Republic of) 5.625% 2/17/2024	EUR	9,934	9,837
Tunisia (Republic of) 6.375% 7/15/2026		12,100	7,809
Ukraine 7.75% 9/1/2024[5]	USD	200	65
Ukraine 6.75% 6/20/2028[5]	EUR	2,121	557
Ukraine 6.876% 5/21/2031[5]	USD	12,813	3,238
Ukraine 4.375% 1/27/2032[5]	EUR	8,640	2,107
United Kingdom 2.75% 9/7/2024	GBP	5,310	6,336
United Kingdom 0.125% 1/30/2026		450	498
United Kingdom 1.25% 7/22/2027		9,740	10,596
United Kingdom 4.25% 12/7/2027		18,480	22,365
United Kingdom 0.375% 10/22/2030		36,465	33,837
United Kingdom 0.25% 7/31/2031		45,125	40,047
United Kingdom 1.00% 1/31/2032		2,920	2,713
United Kingdom 4.25% 6/7/2032		20,035	24,084
United Kingdom 3.25% 1/31/2033		18,775	20,667
United Kingdom 3.25% 1/22/2044		3,650	3,468
United Kingdom 3.50% 1/22/2045		2,850	2,793
United Kingdom 1.25% 7/31/2051		27,195	14,753
United Mexican States 2.659% 5/24/2031	USD	308	241
United Mexican States 6.338% 5/4/2053		2,170	1,902
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	397,100	21,735
United Mexican States, Series M, 5.75% 3/5/2026		971,600	48,479
United Mexican States, Series M, 7.50% 6/3/2027		332,660	16,903
United Mexican States, Series M, 7.75% 5/29/2031		294,000	14,216
United Mexican States, Series M, 7.50% 5/26/2033		208,000	9,650
United Mexican States, Series M, 7.75% 11/23/2034		400,000	18,680
United Mexican States, Series M, 8.00% 11/7/2047		71,410	3,216
United Mexican States, Series M, 8.00% 7/31/2053		1,352,490	60,350
			3,161,518

U.S. Treasury bonds & notes 9.65%
U.S. Treasury 7.99%
U.S. Treasury 2.125% 11/30/2024	USD	83,100	80,243
U.S. Treasury 4.625% 6/30/2025		91,930	91,156
U.S. Treasury 3.00% 7/15/2025		64,451	62,204
U.S. Treasury 0.25% 8/31/2025		19,343	17,714
U.S. Treasury 3.50% 9/15/2025		232,565	225,914
U.S. Treasury 4.00% 2/15/2026		967	946
U.S. Treasury 3.75% 4/15/2026		72,294	70,272
U.S. Treasury 2.125% 5/31/2026		7,420	6,919
U.S. Treasury 0.625% 7/31/2026		38,600	34,402
U.S. Treasury 0.75% 8/31/2026		2,092	1,865
U.S. Treasury 4.625% 9/15/2026		9,828	9,757
U.S. Treasury 0.875% 9/30/2026		8,834	7,888
U.S. Treasury 1.125% 10/31/2026[6]		112,106	100,470
U.S. Treasury 2.50% 3/31/2027		69,000	63,926
U.S. Treasury 2.75% 4/30/2027		30,000	27,961
U.S. Treasury 3.125% 8/31/2027		12,362	11,613
U.S. Treasury 4.125% 9/30/2027		93,895	91,422
U.S. Treasury 3.50% 1/31/2028		776	736
U.S. Treasury 2.75% 2/15/2028		17,675	16,247
U.S. Treasury 4.00% 2/29/2028		35,741	34,570
U.S. Treasury 3.625% 3/31/2028		7	7
U.S. Treasury 4.00% 6/30/2028[6]		300,000	289,637
U.S. Treasury 4.375% 8/31/2028		118,004	115,756
U.S. Treasury 4.625% 9/30/2028		125,500	124,354
U.S. Treasury 4.875% 10/31/2028		27,070	27,128
U.S. Treasury 0.625% 8/15/2030		22,050	16,662
U.S. Treasury 1.25% 8/15/2031		9,980	7,645
U.S. Treasury 1.375% 11/15/2031[6]		52,150	40,027
U.S. Treasury 1.875% 2/15/2032		24,265	19,287
U.S. Treasury 2.875% 5/15/2032		35,790	30,713
U.S. Treasury 2.75% 8/15/2032		39,201	33,164

American Funds Global Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.125% 11/15/2032	USD	20,959	$19,747
U.S. Treasury 3.50% 2/15/2033		18,220	16,314
U.S. Treasury 3.375% 5/15/2033		13,185	11,660
U.S. Treasury 3.875% 8/15/2033		76,571	70,475
U.S. Treasury 1.875% 2/15/2041[6]		29,135	17,967
U.S. Treasury 2.25% 5/15/2041		21,450	14,071
U.S. Treasury 3.375% 8/15/2042[6]		60,000	46,424
U.S. Treasury 3.875% 5/15/2043		10,690	8,881
U.S. Treasury 4.375% 8/15/2043		7,457	6,649
U.S. Treasury 3.00% 8/15/2052[6]		108,415	74,428
U.S. Treasury 4.00% 11/15/2052		6,851	5,730
U.S. Treasury 3.625% 5/15/2053		11,838	9,234
			1,962,185

U.S. Treasury inflation-protected securities 1.66%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[3]		53,368	52,174
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[3]		35,779	34,742
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[3]		23,663	21,892
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3]		246,381	245,621
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[3,6]		48,885	44,214
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[3,6]		18,088	9,462
			408,105

Total U.S. Treasury bonds & notes			2,370,290

Corporate bonds, notes & loans 4.67%
Financials 1.83%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[7]	EUR	11,880	10,134
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[4,7]	USD	10,985	11,124
American Express Co. 3.375% 5/3/2024		1,508	1,490
Aon Corp. 2.85% 5/28/2027		1,300	1,176
Banco de Sabadell, SA 2.625% 3/24/2026 (5-year EUR Mid-Swap + 2.20% on 3/24/2025)[7]	EUR	4,900	5,013
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[7]		14,400	15,079
Banco Santander, SA 5.147% 8/18/2025	USD	8,000	7,795
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]		3,710	3,021
Bank of America Corp. 1.843% 2/4/2025 (USD-SOFR + 0.67% on 2/4/2024)[7]		1,700	1,677
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[7]		12,375	12,037
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[7]		9,500	8,733
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[7]		9,883	8,724
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[7]		3,046	2,897
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[7]		1,300	959
Bank of America Corp. 4.083% 3/20/2051 (3-month USD CME Term SOFR + 3.412% on 3/20/2050)[7]		5,600	3,929
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[7]	EUR	800	803
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[7]	USD	8,725	8,516
Barclays PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[7]		11,970	11,356
BPCE 1.625% 1/14/2025[4]		1,490	1,413
BPCE 4.50% 1/13/2033	EUR	8,400	8,650
BPCE 1.75% 2/2/2034 (5-year EUR-ICE Swap EURIBOR + 1.57% on 2/2/2029)[7]		1,000	864
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[4,7]	USD	6,700	6,469
Chubb INA Holdings, Inc. 3.35% 5/3/2026		645	611
Chubb INA Holdings, Inc. 4.35% 11/3/2045		665	520
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[7]		6,401	6,214
Citigroup, Inc. 3.106% 4/8/2026 (USD-SOFR + 2.842% on 3/8/2026)[7]		14,050	13,412
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[7]		2,535	2,082
Commonwealth Bank of Australia 2.688% 3/11/2031[4]		14,075	10,449
Corebridge Financial, Inc. 3.90% 4/5/2032		5,620	4,601
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[7]		225	203
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[7]		10,270	8,886
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[7]	EUR	14,600	12,461
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[7]		7,200	6,883
Goldman Sachs Group, Inc. 3.50% 4/1/2025	USD	5,126	4,935

12	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[7]	USD	1,400	$1,218
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[7]		460	408
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[7]		9,368	8,992
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[7]		21,055	21,606
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD CME Term SOFR + 1.796% on 6/19/2028)[7]		2,980	2,716
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[7]		680	553
HSBC Holdings PLC 4.95% 3/31/2030		1,200	1,104
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[7]		624	465
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[7]	EUR	6,400	6,990
Intercontinental Exchange, Inc. 4.00% 9/15/2027	USD	14,230	13,316
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[7]		529	471
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[7]		12,058	10,760
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[7]		2,448	2,300
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[7]		9,240	8,339
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[7]		16,363	15,098
Lloyds Bank PLC 7.625% 4/22/2025	GBP	1,225	1,521
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[7]	USD	800	709
Mastercard, Inc. 2.00% 11/18/2031		8,291	6,330
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[7]		9,110	8,109
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[7]		8,173	7,264
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[7]		2,586	2,079
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[7]		949	687
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[7]	EUR	25,585	24,040
National Australia Bank, Ltd. 2.99% 5/21/2031[4]	USD	420	319
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[7]	EUR	8,730	7,464
New York Life Global Funding 1.20% 8/7/2030[4]	USD	6,520	4,818
New York Life Insurance Co. 3.75% 5/15/2050[4]		1,261	828
Royal Bank of Canada 1.20% 4/27/2026		10,600	9,455
Santander Holdings USA, Inc. 3.244% 10/5/2026		7,400	6,649
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[4,7]		1,000	939
U.S. Bancorp 2.215% 1/27/2028 (USD-SOFR + 0.73% on 1/27/2027)[7]		1,060	923
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[4,7]		19,810	19,489
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[4,7]		650	627
Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[7]		1,081	1,043
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[7]		19,528	17,812
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[7]		14,700	12,818
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[7]		700	516
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[7]		18,960	17,947
			449,838

Utilities 0.50%
Alabama Power Co. 3.00% 3/15/2052		20,000	11,298
American Electric Power Co., Inc. 1.00% 11/1/2025		100	91
Berkshire Hathaway Energy Co. 3.50% 2/1/2025		4,200	4,084
Berkshire Hathaway Energy Co. 1.65% 5/15/2031		6,375	4,654
Berkshire Hathaway Energy Co. 2.85% 5/15/2051		1,142	630
CMS Energy Corp. 3.60% 11/15/2025		2,000	1,901
CMS Energy Corp. 3.00% 5/15/2026		1,020	953
Consumers Energy Co. 3.60% 8/15/2032		11,990	10,101
Dominion Energy, Inc. 2.25% 8/15/2031		250	187
Duke Energy Corp. 3.75% 4/15/2024		3,950	3,912
E.ON SE 1.625% 3/29/2031	EUR	14,570	13,051
Edison International 5.75% 6/15/2027	USD	833	819
Edison International 4.125% 3/15/2028		4,942	4,501
Enel Américas SA 4.00% 10/25/2026		1,215	1,135
Enel Finance International NV 1.875% 7/12/2028[4]		9,491	7,788
Entergy Louisiana, LLC 4.75% 9/15/2052		500	384
Eversource Energy 1.40% 8/15/2026		425	377
Exelon Corp. 3.40% 4/15/2026		4,390	4,164
FirstEnergy Transmission, LLC 2.866% 9/15/2028[4]		225	193

American Funds Global Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[4]	USD	3,590	$3,176
Interstate Power and Light Co. 2.30% 6/1/2030		2,650	2,088
NextEra Energy Capital Holdings, Inc. 2.25% 6/1/2030		447	349
Niagara Mohawk Power Corp. 3.508% 10/1/2024[4]		2,380	2,321
Pacific Gas and Electric Co. 2.95% 3/1/2026		1,035	950
Pacific Gas and Electric Co. 3.30% 3/15/2027		1,775	1,592
Pacific Gas and Electric Co. 2.10% 8/1/2027		5,108	4,327
Pacific Gas and Electric Co. 4.65% 8/1/2028		1,049	949
Pacific Gas and Electric Co. 4.55% 7/1/2030		2,327	2,015
Pacific Gas and Electric Co. 2.50% 2/1/2031		20,358	15,102
Pacific Gas and Electric Co. 3.25% 6/1/2031		3,600	2,797
Pacific Gas and Electric Co. 3.30% 8/1/2040		11,495	6,983
Pacific Gas and Electric Co. 3.50% 8/1/2050		7,757	4,323
San Diego Gas & Electric Co. 2.95% 8/15/2051		400	228
Southern California Edison Co. 2.85% 8/1/2029		525	447
Xcel Energy, Inc. 3.35% 12/1/2026		4,502	4,179
			122,049

Communication services 0.47%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	490,230	25,511
AT&T, Inc. 2.30% 6/1/2027	USD	1,000	884
AT&T, Inc. 2.75% 6/1/2031		2,525	1,987
AT&T, Inc. 2.05% 5/19/2032	EUR	3,440	3,052
AT&T, Inc. 2.55% 12/1/2033	USD	8,900	6,390
AT&T, Inc. 4.30% 11/18/2034	EUR	1,540	1,584
AT&T, Inc. 3.50% 9/15/2053	USD	652	384
Comcast Corp. 3.95% 10/15/2025		7,695	7,465
Comcast Corp. 0% 9/14/2026	EUR	4,905	4,657
Comcast Corp. 0.25% 5/20/2027		3,570	3,329
Comcast Corp. 0.25% 9/14/2029		5,185	4,443
Comcast Corp. 4.80% 5/15/2033	USD	1,400	1,277
Deutsche Telekom International Finance BV 9.25% 6/1/2032		1,510	1,798
Orange 5.375% 11/22/2050	GBP	2,000	2,216
Tencent Holdings, Ltd. 2.39% 6/3/2030[4]	USD	13,730	10,865
Tencent Holdings, Ltd. 3.24% 6/3/2050[4]		6,050	3,310
T-Mobile USA, Inc. 1.50% 2/15/2026		3,900	3,538
T-Mobile USA, Inc. 2.05% 2/15/2028		2,500	2,132
T-Mobile USA, Inc. 2.55% 2/15/2031		3,900	3,040
T-Mobile USA, Inc. 3.00% 2/15/2041		500	316
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	9,780	8,547
Verizon Communications, Inc. 0.75% 3/22/2032		4,480	3,600
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	19,461	14,425
			114,750

Energy 0.46%
Cenovus Energy, Inc. 5.40% 6/15/2047		523	430
ConocoPhillips Co. 5.30% 5/15/2053		314	271
Ecopetrol SA 6.875% 4/29/2030		10,520	9,481
Kinder Morgan, Inc. 4.30% 6/1/2025		10,300	10,029
ONEOK, Inc. 2.20% 9/15/2025		535	499
ONEOK, Inc. 3.10% 3/15/2030		3,835	3,165
Petroleos Mexicanos 7.19% 9/12/2024	MXN	554,758	29,029
Petroleos Mexicanos 6.875% 10/16/2025	USD	210	202
Petroleos Mexicanos 6.875% 8/4/2026		13,674	12,634
Petroleos Mexicanos 6.49% 1/23/2027		16,759	14,853
Qatar Energy 1.375% 9/12/2026[4]		680	602
Qatar Energy 3.125% 7/12/2041[4]		20,550	13,556
Qatar Energy 3.30% 7/12/2051[4]		903	553
SA Global Sukuk, Ltd. 0.946% 6/17/2024[4]		1,500	1,452
Shell International Finance BV 3.50% 11/13/2023		3,505	3,502
Shell International Finance BV 2.375% 11/7/2029		2,060	1,724
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[7,8]		6,852	6,155
Williams Companies, Inc. 4.30% 3/4/2024		2,000	1,988
Williams Companies, Inc. 3.90% 1/15/2025		945	920
Williams Companies, Inc. 3.50% 11/15/2030		1,716	1,446
			112,491
14	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.42%
Amazon.com, Inc. 2.80% 8/22/2024	USD	7,345	$7,189
Amazon.com, Inc. 3.45% 4/13/2029		1,600	1,461
Amazon.com, Inc. 2.50% 6/3/2050		4,165	2,306
BMW US Capital, LLC 3.90% 4/9/2025[4]		2,780	2,714
BMW US Capital, LLC 1.25% 8/12/2026[4]		325	290
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[4]		5,900	5,481
General Motors Financial Co., Inc. 1.05% 3/8/2024		225	221
General Motors Financial Co., Inc. 2.40% 4/10/2028		10,250	8,645
Hyundai Capital America 0.875% 6/14/2024[4]		6,740	6,524
Hyundai Capital America 1.50% 6/15/2026[4]		5,310	4,714
Hyundai Capital America 1.65% 9/17/2026[4]		275	242
Hyundai Capital America 2.375% 10/15/2027[4]		4,619	3,980
Hyundai Capital America 2.00% 6/15/2028[4]		3,275	2,694
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[4]		4,946	5,231
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[4]		11,135	10,163
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[4]		4,362	4,476
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[4]		3,626	3,789
Stellantis Finance US, Inc. 1.711% 1/29/2027[4]		3,350	2,911
Stellantis Finance US, Inc. 5.625% 1/12/2028[4]		17,330	17,046
Stellantis Finance US, Inc. 2.691% 9/15/2031[4]		200	151
Toyota Motor Credit Corp. 1.90% 1/13/2027		703	627
Volkswagen Financial Services NV 0.875% 2/20/2025	GBP	1,000	1,136
Volkswagen Group of America Finance, LLC 4.25% 11/13/2023[4]	USD	6,300	6,296
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[4]		5,445	5,314
			103,601

Health care 0.31%
Abbott Laboratories 3.75% 11/30/2026		1,133	1,084
AbbVie, Inc. 3.80% 3/15/2025		5,000	4,869
AbbVie, Inc. 3.20% 5/14/2026		3,000	2,830
Amgen, Inc. 5.25% 3/2/2030		402	386
Amgen, Inc. 4.20% 3/1/2033		1,425	1,229
Amgen, Inc. 5.25% 3/2/2033		11,737	10,952
Amgen, Inc. 5.65% 3/2/2053		10,919	9,611
AstraZeneca Finance, LLC 2.25% 5/28/2031		4,757	3,745
Becton, Dickinson and Co. 3.734% 12/15/2024		322	314
Becton, Dickinson and Co. 3.70% 6/6/2027		1,888	1,757
Becton, Dickinson and Co. 4.298% 8/22/2032		12,340	10,846
Cigna Group (The) 4.125% 11/15/2025		1,010	979
Cigna Group (The) 2.375% 3/15/2031		49	38
EMD Finance, LLC 3.25% 3/19/2025[4]		9,675	9,319
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		8,969	8,247
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		1,352	1,184
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		3,502	2,641
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		905	843
Stryker Corp. 0.25% 12/3/2024	EUR	1,200	1,218
Stryker Corp. 0.75% 3/1/2029		2,440	2,196
Stryker Corp. 1.00% 12/3/2031		1,130	949
Takeda Pharmaceutical Co., Ltd. 0.75% 7/9/2027		1,984	1,876
			77,113

Information technology 0.22%
Adobe, Inc. 2.15% 2/1/2027	USD	3,585	3,242
Apple, Inc. 3.35% 8/8/2032		6,560	5,635
Broadcom, Inc. 3.15% 11/15/2025		659	624
Broadcom, Inc. 4.00% 4/15/2029[4]		3,915	3,499
Broadcom, Inc. 4.15% 11/15/2030		3,330	2,900
Broadcom, Inc. 3.419% 4/15/2033[4]		2,171	1,689
Broadcom, Inc. 3.137% 11/15/2035[4]		75	53
Broadcom, Inc. 3.75% 2/15/2051[4]		101	64
Lenovo Group, Ltd. 5.875% 4/24/2025		16,810	16,780
Microsoft Corp. 3.30% 2/6/2027		2,600	2,457
Oracle Corp. 2.65% 7/15/2026		5,224	4,810

American Funds Global Balanced Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Oracle Corp. 3.25% 11/15/2027	USD	4,246	$3,846
SK hynix, Inc. 3.00% 9/17/2024		4,334	4,218
SK hynix, Inc. 1.50% 1/19/2026		3,610	3,247
			53,064

Consumer staples 0.21%
Altria Group, Inc. 1.70% 6/15/2025	EUR	12,300	12,521
Altria Group, Inc. 2.20% 6/15/2027		6,300	6,206
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD	2,800	2,635
Anheuser-Busch InBev Worldwide, Inc. 4.50% 6/1/2050		845	672
BAT Capital Corp. 3.215% 9/6/2026		2,181	2,021
BAT Capital Corp. 4.70% 4/2/2027		4,193	3,995
BAT Capital Corp. 3.557% 8/15/2027		2,610	2,367
BAT Capital Corp. 3.462% 9/6/2029		2,625	2,230
Conagra Brands, Inc. 4.30% 5/1/2024		6,130	6,073
Conagra Brands, Inc. 1.375% 11/1/2027		355	295
Philip Morris International, Inc. 2.10% 5/1/2030		2,078	1,632
Philip Morris International, Inc. 5.75% 11/17/2032		6,883	6,580
Philip Morris International, Inc. 4.125% 3/4/2043		819	587
Philip Morris International, Inc. 4.875% 11/15/2043		1,081	862
Reynolds American, Inc. 4.45% 6/12/2025		4,190	4,087
			52,763

Industrials 0.12%
Boeing Co. 3.25% 2/1/2028		650	581
Canadian Pacific Railway Co. 3.10% 12/2/2051		13,661	8,030
Carrier Global Corp. 2.242% 2/15/2025		210	200
Carrier Global Corp. 2.493% 2/15/2027		277	248
CSX Corp. 2.50% 5/15/2051		275	143
Honeywell International, Inc. 0.75% 3/10/2032	EUR	1,060	864
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[4]	USD	14,783	13,624
RTX Corp. 4.125% 11/16/2028		5,000	4,594
Union Pacific Corp. 2.80% 2/14/2032		800	641
			28,925

Real estate 0.06%
American Tower Corp. 0.45% 1/15/2027	EUR	7,635	7,135
Corporate Office Properties, LP 2.75% 4/15/2031	USD	180	132
Equinix, Inc. 3.20% 11/18/2029		650	550
Equinix, Inc. 2.15% 7/15/2030		5,662	4,350
Equinix, Inc. 3.00% 7/15/2050		1,738	947
VICI Properties, LP 4.375% 5/15/2025		561	543
WEA Finance, LLC 3.75% 9/17/2024[4]		2,070	1,998
			15,655

Materials 0.06%
Anglo American Capital PLC 5.375% 4/1/2025[4]		9,050	8,934
Anglo American Capital PLC 5.625% 4/1/2030[4]		600	569
Celanese US Holdings, LLC 6.379% 7/15/2032		2,860	2,686
Vale Overseas, Ltd. 3.75% 7/8/2030		3,478	2,940
			15,129

Municipals 0.01%
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[4]		3,390	2,280

Total corporate bonds, notes & loans			1,147,658

Mortgage-backed obligations 4.28%
Federal agency mortgage-backed obligations 3.84%
Fannie Mae Pool #MA3539 4.50% 12/1/2038[9]		97	89
Fannie Mae Pool #MA4237 2.00% 1/1/2051[9]		3,149	2,335
Fannie Mae Pool #FM6293 3.00% 1/1/2051[9]		85	68
Fannie Mae Pool #BR6309 2.50% 4/1/2051[9]		6,441	4,974
Fannie Mae Pool #BW1816 4.50% 8/1/2052[9]		1,067	955
Fannie Mae Pool #CB4852 4.50% 10/1/2052[9]		27,771	24,841
Fannie Mae Pool #MA4916 4.00% 2/1/2053[9]		4,079	3,528
Fannie Mae Pool #BW4985 4.00% 2/1/2053[9]		1,884	1,630
Fannie Mae Pool #MA4919 5.50% 2/1/2053[9]		312	297

16	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4962 4.00% 3/1/2053[9]	USD	3,472	$3,004
Fannie Mae Pool #BW5000 4.00% 3/1/2053[9]		2,753	2,381
Fannie Mae Pool #MA4993 4.00% 4/1/2053[9]		10,365	8,964
Fannie Mae Pool #BW4940 4.00% 5/1/2053[9]		1,760	1,522
Fannie Mae Pool #MA5027 4.00% 5/1/2053[9]		1,145	991
Fannie Mae Pool #MA5010 5.50% 5/1/2053[9]		53	50
Fannie Mae Pool #BY4421 4.00% 6/1/2053[9]		1,585	1,370
Fannie Mae Pool #MA5039 5.50% 6/1/2053[9]		189	180
Fannie Mae Pool #BW9646 4.00% 7/1/2053[9]		1,301	1,125
Fannie Mae Pool #MA5071 5.00% 7/1/2053[9]		27,146	25,054
Fannie Mae Pool #MA5072 5.50% 7/1/2053[9]		708	672
Fannie Mae Pool #BX4568 4.00% 8/1/2053[9]		1,540	1,332
Freddie Mac Pool #RB5111 2.00% 5/1/2041[9]		44,263	35,045
Freddie Mac Pool #QD3310 3.00% 12/1/2051[9]		24	19
Freddie Mac Pool #SD8214 3.50% 5/1/2052[9]		14,041	11,708
Freddie Mac Pool #QE3588 4.50% 6/1/2052[9]		1,548	1,385
Freddie Mac Pool #QE9004 4.50% 8/1/2052[9]		54,547	48,789
Freddie Mac Pool #SD8276 5.00% 12/1/2052[9]		30,565	28,220
Freddie Mac Pool #QF5422 4.00% 1/1/2053[9]		1,563	1,352
Freddie Mac Pool #QF9463 4.00% 3/1/2053[9]		3,779	3,268
Freddie Mac Pool #QG0719 4.00% 4/1/2053[9]		6,260	5,413
Freddie Mac Pool #SD8331 5.50% 6/1/2053[9]		838	796
Freddie Mac Pool #QG7153 4.00% 7/1/2053[9]		5,383	4,654
Freddie Mac Pool #SD8341 5.00% 7/1/2053[9]		30,595	28,232
Freddie Mac Pool #SD8342 5.50% 7/1/2053[9]		3,100	2,943
Freddie Mac Pool #QG9041 4.00% 8/1/2053[9]		2,011	1,739
Freddie Mac Pool #QH1153 4.00% 9/1/2053[9]		1,258	1,088
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[9]		36,020	31,352
Government National Mortgage Assn. 5.00% 11/1/2053[9,10]		331	308
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[9]		12,562	9,863
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[9]		6,663	5,219
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[9]		4,489	3,504
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[9]		5,939	4,677
Government National Mortgage Assn. Pool #MA9170 5.00% 9/20/2053[9]		49,984	46,554
Uniform Mortgage-Backed Security 2.50% 11/1/2053[9,10]		52,838	40,540
Uniform Mortgage-Backed Security 3.50% 11/1/2053[9,10]		127,222	105,949
Uniform Mortgage-Backed Security 4.50% 11/1/2053[9,10]		48,573	43,373
Uniform Mortgage-Backed Security 5.00% 11/1/2053[9,10]		37,395	34,476
Uniform Mortgage-Backed Security 5.50% 11/1/2053[9,10]		26,337	24,981
Uniform Mortgage-Backed Security 6.00% 11/1/2053[9,10]		46,620	45,367
Uniform Mortgage-Backed Security 2.00% 12/1/2053[9,10]		49,088	36,110
Uniform Mortgage-Backed Security 2.50% 12/1/2053[9,10]		170,042	130,680
Uniform Mortgage-Backed Security 4.00% 12/1/2053[9,10]		16,481	14,248
Uniform Mortgage-Backed Security 5.50% 12/1/2053[9,10]		43,400	41,159
Uniform Mortgage-Backed Security 6.00% 12/1/2053[9,10]		65,500	63,718
			942,091

Other mortgage-backed securities 0.20%
Nykredit Realkredit AS, Series 01E, 2.00% 7/1/2037[9]	DKK	14,498	1,855
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[9]		141,321	16,848
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[9]		169,969	18,102
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[9]		47,568	4,762
Nykredit Realkredit AS, Series 01E, 1.00% 10/1/2053[9]		48,888	4,835
Realkredit Danmark AS 1.00% 10/1/2053[9]		19,534	1,929
			48,331

American Funds Global Balanced Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 0.12%
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.621% 5/25/2043[4,9,11]	USD	11,982	$12,151
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.221% 6/25/2043[4,9,11]		7,747	7,783
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.021% 7/25/2043[4,9,11]		5,945	5,950
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[4,9]		2,902	2,760
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[4,9]		1,635	1,533
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[4,9]		425	394
			30,571

Commercial mortgage-backed securities 0.12%
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.149% 9/15/2036[4,9,11]		9,550	9,263
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.348% 10/15/2036[4,9,11]		7,050	6,831
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 6/10/2028[4,9,11]		8,811	8,504
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.572% 7/10/2028[4,9,11]		5,765	5,685
			30,283

Total mortgage-backed obligations			1,051,276

Asset-backed obligations 0.35%
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[4,9]		2,981	2,986
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[4,9]		1,717	1,687
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.471% 12/18/2025[9,11]		4,204	4,209
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[4,9]		8,068	7,846
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[4,9]		7,122	6,933
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.09% 9/15/2025[9,11]		2,856	2,856
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[4,9]		2,379	2,344
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.92% 2/15/2025[9,11]		1,370	1,370
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 6.031% 10/21/2024[9,11]		1,373	1,373
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.92% 9/16/2025[9,11]		3,031	3,032
Hertz Vehicle Financing III, LLC, Series 2022-3A, Class A, 3.37% 3/25/2025[4,9]		3,909	3,885
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.90% 5/15/2025[9,11]		2,562	2,562
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[4,9]		5,473	5,422
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[4,9]		1,614	1,598
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[9]		308	308
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[4,9]		4,726	4,719
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.854% 11/15/2052[4,9,11]		5,467	5,474
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.89% 8/15/2025[9,11]		1,262	1,263
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[7,9]		14,770	14,748
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[9]		2,152	2,146
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[4,9]		2,463	2,454
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[4,9]		5,715	5,697
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[4,9]		1,236	1,224
			86,136

18	American Funds Global Balanced Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Municipals 0.03%
Ohio 0.01%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		USD	4,090	$2,643

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052			5,670	3,500

Total municipals				6,143

Total bonds, notes & other debt instruments (cost: $8,754,120,000)				7,823,021

Investment funds 1.25%			Shares
Capital Group Central Corporate Bond Fund[12]			39,550,309	306,119

Short-term securities 7.75%
Money market investments 7.28%
Capital Group Central Cash Fund 5.45%[12,13]			17,889,736	1,788,973

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.40%
Japan Treasury 1/22/2024	(0.112)%	JPY	184,500	1,218
Japan Treasury 2/20/2024	(0.103)		14,833,200	97,913
				99,131

			Shares
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 5.45%[12,13,14]			57,309	5,731
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.24%[13,14]			1,900,000	1,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.25%[13,14]			1,900,000	1,900
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%[13,14]			1,900,000	1,900
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.25%[13,14]			1,400,000	1,400
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.24%[13,14]			1,300,000	1,300
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[13,14]			966,169	966
Fidelity Investments Money Market Government Portfolio, Class I 5.24%[13,14]			600,000	600
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.31%[13,14]			600,000	600
				16,297

Total short-term securities (cost: $1,917,207,000)				1,904,401
Total investment securities 101.91% (cost: $23,111,396,000)				25,024,823
Other assets less liabilities (1.91)%				(470,031)

Net assets 100.00%				$24,554,792

American Funds Global Balanced Fund	19

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 10/31/2023 (000)
2 Year Euro-Schatz Futures	Long	976	12/11/2023	USD108,615	$(368)
2 Year U.S. Treasury Note Futures	Long	8,095	1/4/2024	1,638,605	(4,427)
5 Year Euro-Bobl Futures	Long	4,399	12/11/2023	541,281	(4,845)
5 Year Canadian Government Bond Futures	Long	14	12/29/2023	1,096	(6)
5 Year U.S. Treasury Note Futures	Long	5,272	1/4/2024	550,801	(9,255)
10 Year Euro-Bund Futures	Long	681	12/11/2023	92,946	(479)
10 Year French Government Bond Futures	Long	251	12/11/2023	32,744	(1,015)
10 Year Australian Treasury Bond Futures	Long	287	12/15/2023	19,707	(1,204)
10 Year Japanese Government Bond Futures	Short	295	12/20/2023	(279,771)	4,284
10 Year UK Gilt Futures	Long	675	12/29/2023	76,431	(534)
10 Year U.S. Treasury Note Futures	Short	1,138	12/29/2023	(120,824)	2,457
10 Year Ultra U.S. Treasury Note Futures	Short	3,023	12/29/2023	(328,987)	18,441
20 Year U.S. Treasury Bond Futures	Long	825	12/29/2023	90,286	(8,675)
30 Year Euro-Buxl Futures	Short	161	12/11/2023	(20,514)	2,213
30 Year Ultra U.S. Treasury Bond Futures	Short	154	12/29/2023	(17,335)	763
					$(2,650)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2023 (000)
USD	42,492	ZAR	764,610	Morgan Stanley	11/3/2023	$1,476
ZAR	69,830	USD	3,716	Goldman Sachs	11/3/2023	29
ZAR	394,780	USD	21,292	Bank of America	11/3/2023	(116)
USD	54,864	ZAR	1,058,080	Morgan Stanley	11/3/2023	(1,894)
PLN	29,610	USD	6,797	JPMorgan Chase	11/6/2023	233
EUR	13,036	DKK	97,170	UBS AG	11/6/2023	17
USD	4,605	DKK	32,364	UBS AG	11/6/2023	15
USD	488	AUD	760	HSBC Bank	11/6/2023	6
EUR	2,040	USD	2,164	HSBC Bank	11/6/2023	(5)
DKK	37,620	EUR	5,047	UBS AG	11/6/2023	(6)
EUR	2,028	PLN	9,370	JPMorgan Chase	11/6/2023	(78)
CNH	620,150	USD	84,921	HSBC Bank	11/6/2023	(410)
USD	8,896	MXN	156,210	Citibank	11/7/2023	242
COP	600,000	USD	143	Morgan Stanley	11/7/2023	3
USD	136	COP	600,000	Morgan Stanley	11/7/2023	(10)
USD	38,896	EUR	37,014	HSBC Bank	11/7/2023	(279)
USD	27,549	MXN	498,400	Bank of America	11/8/2023	(60)
COP	700,000	USD	166	Morgan Stanley	11/10/2023	4
USD	30,401	BRL	154,102	HSBC Bank	11/10/2023	(119)
USD	59,813	AUD	93,115	JPMorgan Chase	11/13/2023	719
USD	43,302	AUD	67,411	JPMorgan Chase	11/13/2023	520
USD	53,874	MXN	966,169	BNP Paribas	11/13/2023	399
USD	2,655	MXN	47,620	BNP Paribas	11/13/2023	20
MXN	31,372	USD	1,731	Bank of America	11/13/2023	5
USD	347	AUD	540	JPMorgan Chase	11/13/2023	4
EUR	680	USD	718	Standard Chartered Bank	11/13/2023	1
MXN	7,930	USD	438	Bank of America	11/13/2023	1
GBP	390	USD	478	Standard Chartered Bank	11/13/2023	(4)
GBP	1,480	USD	1,823	UBS AG	11/13/2023	(24)
USD	28,580	MXN	518,040	Bank of America	11/13/2023	(91)
EUR	178,127	USD	188,849	Morgan Stanley	11/13/2023	(272)
EUR	86,840	USD	92,316	Citibank	11/13/2023	(381)
GBP	43,650	USD	53,521	JPMorgan Chase	11/13/2023	(462)
EUR	14,340	CAD	20,660	BNP Paribas	11/16/2023	282
EUR	14,837	CAD	21,440	HSBC Bank	11/16/2023	245

20	American Funds Global Balanced Fund

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2023 (000)
USD	13,835	GBP	11,320	JPMorgan Chase	11/16/2023	$75
USD	4,529	MXN	81,522	HSBC Bank	11/16/2023	19
USD	400	CHF	360	JPMorgan Chase	11/16/2023	4
EUR	840	USD	888	HSBC Bank	11/16/2023	1
CHF	1,460	USD	1,620	UBS AG	11/16/2023	(12)
CAD	3,190	USD	2,326	HSBC Bank	11/16/2023	(25)
USD	29,389	EUR	27,790	HSBC Bank	11/16/2023	(36)
USD	4,531	ZAR	86,000	HSBC Bank	11/16/2023	(77)
CAD	51,261	USD	37,350	JPMorgan Chase	11/16/2023	(378)
CAD	31,822	USD	23,379	HSBC Bank	11/16/2023	(427)
JPY	5,643,480	USD	37,878	Bank of America	11/16/2023	(547)
USD	5,128	IDR	81,416,080	Citibank	11/17/2023	18
MXN	135,701	USD	7,493	BNP Paribas	11/17/2023	13
IDR	7,651,859	USD	482	Standard Chartered Bank	11/17/2023	(2)
IDR	7,432,690	USD	468	Standard Chartered Bank	11/17/2023	(2)
USD	3,202	KRW	4,333,000	JPMorgan Chase	11/17/2023	(4)
MYR	3,200	USD	679	Standard Chartered Bank	11/17/2023	(6)
IDR	29,456,291	USD	1,856	HSBC Bank	11/17/2023	(8)
JPY	108,000	USD	725	UBS AG	11/17/2023	(10)
EUR	112,005	USD	118,156	Bank of America	11/20/2023	456
THB	2,449,490	USD	67,662	JPMorgan Chase	11/20/2023	253
USD	35,901	CNH	262,356	Bank of New York Mellon	11/20/2023	112
EUR	8,886	USD	9,392	Barclays Bank PLC	11/20/2023	19
DKK	56,381	USD	8,001	Bank of America	11/20/2023	1
GBP	9,522	USD	11,597	Goldman Sachs	11/20/2023	(22)
AUD	11,815	USD	7,537	Citibank	11/20/2023	(36)
MYR	55,100	USD	11,646	Standard Chartered Bank	11/20/2023	(67)
NZD	9,411	USD	5,567	Goldman Sachs	11/20/2023	(84)
JPY	1,681,666	USD	11,290	Barclays Bank PLC	11/20/2023	(158)
CHF	16,978	USD	18,881	Bank of New York Mellon	11/20/2023	(175)
SEK	237,042	USD	21,673	JPMorgan Chase	11/20/2023	(420)
EUR	8,684	USD	9,178	JPMorgan Chase	11/21/2023	19
EUR	1,670	USD	1,765	JPMorgan Chase	11/21/2023	4
PLN	4,400	USD	1,045	Morgan Stanley	11/21/2023	— [15]
PLN	7,770	EUR	1,750	Standard Chartered Bank	11/21/2023	(9)
PLN	15,470	USD	3,693	Goldman Sachs	11/21/2023	(22)
AUD	49,452	USD	31,503	HSBC Bank	11/21/2023	(110)
CNH	846,484	USD	115,738	Citibank	11/21/2023	(258)
JPY	3,940,610	USD	26,449	HSBC Bank	11/21/2023	(360)
CZK	44,185	USD	1,885	Standard Chartered Bank	11/22/2023	16
CZK	132,090	USD	5,653	BNP Paribas	11/24/2023	30
SGD	10,278	USD	7,499	BNP Paribas	11/24/2023	16
CZK	8,500	USD	364	BNP Paribas	11/24/2023	2
SGD	670	USD	489	BNP Paribas	11/24/2023	1
NZD	9,590	USD	5,602	BNP Paribas	11/24/2023	(15)
GBP	8,016	USD	9,830	Standard Chartered Bank	11/27/2023	(86)
USD	6,397	JPY	952,940	HSBC Bank	11/28/2023	81
JPY	486,920	USD	3,275	HSBC Bank	11/28/2023	(47)
JPY	39,281,595	USD	263,713	HSBC Bank	11/28/2023	(3,336)
COP	170,747,585	USD	39,626	Citibank	12/4/2023	1,528
USD	2,905	IDR	46,124,310	Citibank	12/4/2023	11
USD	221	INR	18,470	Bank of America	12/4/2023	— [15]
BRL	1,021	USD	202	BNP Paribas	12/4/2023	(1)
KRW	3,311,660	USD	2,470	BNP Paribas	12/4/2023	(17)
USD	63,211	KRW	85,503,290	Citibank	12/4/2023	(111)
KRW	49,885,270	USD	37,203	BNP Paribas	12/4/2023	(258)
USD	14,016	CLP	13,163,295	Morgan Stanley	12/4/2023	(663)
USD	57,825	COP	248,623,071	Morgan Stanley	12/4/2023	(2,099)
GBP	21,830	USD	26,481	Goldman Sachs	12/6/2023	59
AUD	26,450	USD	16,794	JPMorgan Chase	12/6/2023	5
EUR	105	USD	112	UBS AG	12/6/2023	— [15]
CAD	14,745	USD	10,712	HSBC Bank	12/6/2023	(74)

American Funds Global Balanced Fund	21

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2023 (000)
EUR	251,601	USD	267,050	Standard Chartered Bank	12/6/2023	$(397)
JPY	21,002,734	USD	141,026	Morgan Stanley	12/7/2023	(1,581)
THB	436,010	USD	12,100	Citibank	12/15/2023	16
USD	13,360	JPY	1,948,190	JPMorgan Chase	12/26/2023	380
USD	15,458	MXN	278,560	Goldman Sachs	12/29/2023	160
USD	1,027	MXN	18,500	BNP Paribas	12/29/2023	11
USD	4,913	BRL	27,083	Citibank	1/2/2024	(420)
USD	29,274	BRL	152,300	JPMorgan Chase	1/2/2024	(713)
USD	56,089	BRL	309,678	JPMorgan Chase	1/2/2024	(4,885)
USD	746	JPY	92,250	Citibank	1/22/2024	128
USD	738	JPY	92,250	Bank of America	1/22/2024	121
JPY	7,533,340	USD	51,187	HSBC Bank	1/26/2024	(744)
USD	107,685	JPY	13,636,400	HSBC Bank	2/16/2024	16,066
USD	9,451	JPY	1,196,800	HSBC Bank	2/16/2024	1,410
JPY	14,833,200	USD	116,151	HSBC Bank	2/16/2024	(16,491)
USD	116,217	JPY	14,833,200	HSBC Bank	2/20/2024	16,492
						$2,344

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		10/31/2023 (000)	(received) (000)	at 10/31/2023 (000)
2.24%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023	NZD	193,402	$(73)	$—	$(73)
2.2525%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/8/2023		193,402	(73)	—	(73)
2.20%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/9/2023		16,270	(7)	—	(7)
3.6097%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	4/14/2024		23,900	(133)	—	(133)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	387,750	(8,841)	—	(8,841)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	126,900	(606)	—	(606)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		166,800	(797)	—	(797)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		196,200	(924)	—	(924)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		520,200	(2,465)	—	(2,465)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		541,100	(2,553)	—	(2,553)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		685,100	(3,280)	—	(3,280)
6.605%	28-day	28-day MXN-TIIE	28-day	7/6/2026		452,325	(2,164)	—	(2,164)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026		204,100	(750)	—	(750)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026		306,112	(1,111)	—	(1,111)
7.66%	28-day	28-day MXN-TIIE	28-day	10/29/2026		499,800	(1,785)	—	(1,785)
7.64%	28-day	28-day MXN-TIIE	28-day	10/29/2026		499,800	(1,800)	—	(1,800)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026		630,958	(2,382)	—	(2,382)
7.475%	28-day	28-day MXN-TIIE	28-day	2/3/2027		79,150	(316)	—	(316)
8.715%	28-day	28-day MXN-TIIE	28-day	4/7/2027		162,800	(339)	—	(339)
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	115,145	2,464	—	2,464
4.96048%	Annual	SONIA	Annual	6/21/2028		56,700	1,158	—	1,158
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	180,750	11,852	—	11,852
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	30,780	65	—	65
SONIA	Annual	4.36738%	Annual	6/21/2033		62,520	27	—	27
							$(14,833)	$—	$(14,833)

22	American Funds Global Balanced Fund

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 10/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 10/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD7,195	$(66)	$(99)	$33

Investments in affiliates12

	Value at 11/1/2022 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Investment funds 1.25%
Capital Group Central Corporate Bond Fund	$249,468	$122,901		$60,826	$(2,549)	$(2,875)	$306,119	$13,511
Short-term securities 7.31%
Money market investments 7.28%
Capital Group Central Cash Fund 5.45%[13]	1,602,670	5,222,878		5,036,968	308	85	1,788,973	88,525
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 5.45%[13,14]	4,288	1,443	[16]				5,731	—	[17]
Total short-term securities							1,794,704
Total 8.56%					$(2,241)	$(2,790)	$2,100,823	$102,036

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $16,231,000, which represented .07% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $343,695,000, which represented 1.40% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $58,049,000, which represented .24% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Purchased on a TBA basis.
[11]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Rate represents the seven-day yield at 10/31/2023.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Amount less than one thousand.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.
[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

American Funds Global Balanced Fund	23

Key to abbreviation(s)

ADR = American Depositary Receipts
Assn. = Association
AUD = Australian dollars
BBR = Bank Base Rate
BRL = Brazilian reais
CAD = Canadian dollars
CDI = CREST Depository Interest
CHF = Swiss francs
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan
COP = Colombian pesos
CZK = Czech korunas
DAC = Designated Activity Company
DKK = Danish kroner
EUR = Euros
EURIBOR = Euro Interbank Offered Rate
FRA = Forward Rate Agreement
GBP = British pounds
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NZD = New Zealand dollars
PLN = Polish zloty
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
SEK = Swedish kronor
SGD = Singapore dollars
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
TBA = To be announced
THB = Thai baht
TIIE = Equilibrium Interbank Interest Rate
USD = U.S. dollars
ZAR = South African rand

Refer to the notes to financial statements.

24	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities
at October 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $16,231 of investment securities on loan):
Unaffiliated issuers (cost: $21,004,674)	$22,924,000
Affiliated issuers (cost: $2,106,722)	2,100,823		$25,024,823
Cash			25,313
Cash denominated in currencies other than U.S. dollars (cost: $6,042)			6,039
Unrealized appreciation on open forward currency contracts			41,748
Receivables for:
Sales of investments	443,835
Sales of fund’s shares	10,834
Dividends and interest	115,276
Securities lending income	—	*
Variation margin on futures contracts	3,235
Variation margin on centrally cleared swap contracts	1,446
Other	3		574,629
			25,672,552
Liabilities:
Collateral for securities on loan			16,297
Unrealized depreciation on open forward currency contracts			39,404
Payables for:
Purchases of investments	976,287
Repurchases of fund’s shares	14,340
Investment advisory services	9,139
Services provided by related parties	2,060
Trustees’ deferred compensation	1,408
Closed forward currency contracts	32,691
Variation margin on futures contracts	2,075
Variation margin on centrally cleared swap contracts	2,163
Other	21,896		1,062,059
Net assets at October 31, 2023			$24,554,792

Net assets consist of:
Capital paid in on shares of beneficial interest			$23,657,209
Total distributable earnings			897,583
Net assets at October 31, 2023			$24,554,792

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Global Balanced Fund	25

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2023 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (754,335 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$4,782,151	146,967		$32.54
Class C	215,496	6,638		32.47
Class T	11	—	*	32.48
Class F-1	85,923	2,639		32.56
Class F-2	3,060,825	94,044		32.55
Class F-3	861,445	26,484		32.53
Class 529-A	276,201	8,495		32.52
Class 529-C	14,891	459		32.42
Class 529-E	10,259	316		32.49
Class 529-T	13	—	*	32.48
Class 529-F-1	10	—	*	32.52
Class 529-F-2	42,653	1,311		32.53
Class 529-F-3	11	—	*	32.54
Class R-1	3,516	108		32.48
Class R-2	37,295	1,152		32.39
Class R-2E	3,513	108		32.45
Class R-3	50,160	1,544		32.48
Class R-4	38,688	1,189		32.54
Class R-5E	7,340	226		32.51
Class R-5	16,227	498		32.59
Class R-6	15,048,164	462,157		32.56

*	Amount less than one thousand.

Refer to the notes to financial statements.

26	American Funds Global Balanced Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $24,444; also includes $102,036 from affiliates)	$526,507
Interest from unaffiliated issuers (net of non-U.S. taxes of $363)	252,769
Securities lending income (net of fees)	882	$780,158
Fees and expenses*:
Investment advisory services	107,043
Distribution services	16,966
Transfer agent services	8,840
Administrative services	7,382
529 plan services	218
Reports to shareholders	373
Registration statement and prospectus	830
Trustees’ compensation	352
Auditing and legal	165
Custodian	1,734
Other	118	144,021
Net investment income		636,137

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $11,319):
Unaffiliated issuers	(448,560)
Affiliated issuers	(2,241)
Futures contracts	(16,528)
Forward currency contracts	(101,884)
Swap contracts	(63,762)
Currency transactions	(3,367)	(636,342)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $20,001):
Unaffiliated issuers	1,479,145
Affiliated issuers	(2,790)
Futures contracts	10,956
Forward currency contracts	28,834
Swap contracts	55,253
Currency translations	(364)	1,571,034
Net realized loss and unrealized appreciation		934,692

Net increase in net assets resulting from operations		$1,570,829

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

American Funds Global Balanced Fund	27

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2023	2022
Operations:
Net investment income	$636,137	$467,661
Net realized loss	(636,342)	(589,622)
Net unrealized appreciation (depreciation)	1,571,034	(4,682,669)
Net increase (decrease) in net assets resulting from operations	1,570,829	(4,804,630)

Distributions paid to shareholders	(464,730)	(1,547,789)

Net capital share transactions	1,136,037	2,698,831

Total increase (decrease) in net assets	2,242,136	(3,653,588)

Net assets:
Beginning of year	22,312,656	25,966,244
End of year	$24,554,792	$22,312,656

Refer to the notes to financial statements.

28	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Global Balanced Fund	29

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

30	American Funds Global Balanced Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2023 (dollars in thousands):

American Funds Global Balanced Fund	31

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$2,360,404	$382,888	$—	$2,743,292
Health care	1,345,222	1,029,558	—	2,374,780
Industrials	1,262,204	765,458	—	2,027,662
Financials	728,082	1,158,890	—	1,886,972
Consumer staples	282,159	1,039,209	—	1,321,368
Energy	690,225	297,041	—	987,266
Materials	581,571	388,136	—	969,707
Communication services	754,404	86,958	—	841,362
Utilities	427,057	284,900	—	711,957
Consumer discretionary	381,866	325,554	—	707,420
Real estate	112,566	212,781	—	325,347
Preferred securities	3,145	25,925	—	29,070
Convertible stocks	65,079	—	—	65,079
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	3,161,518	—	3,161,518
U.S. Treasury bonds & notes	—	2,370,290	—	2,370,290
Corporate bonds, notes & loans	—	1,147,658	—	1,147,658
Mortgage-backed obligations	—	1,051,276	—	1,051,276
Asset-backed obligations	—	86,136	—	86,136
Municipals	—	6,143	—	6,143
Investment funds	306,119	—	—	306,119
Short-term securities	1,805,270	99,131	—	1,904,401
Total	$11,105,373	$13,919,450	$—	$25,024,823

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$28,158	$—	$—	$28,158
Unrealized appreciation on open forward currency contracts	—	41,748	—	41,748
Unrealized appreciation on centrally cleared interest rate swaps	—	15,566	—	15,566
Unrealized appreciation on centrally cleared credit default swaps	—	33	—	33
Liabilities:
Unrealized depreciation on futures contracts	(30,808)	—	—	(30,808)
Unrealized depreciation on open forward currency contracts	—	(39,404)	—	(39,404)
Unrealized depreciation on centrally cleared interest rate swaps	—	(30,399)	—	(30,399)
Total	$(2,650)	$(12,456)	$—	$(15,106)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

32	American Funds Global Balanced Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

American Funds Global Balanced Fund	33

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income- bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

34	American Funds Global Balanced Fund

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2023, the total value of securities on loan was $16,231,000, and the total value of collateral received was $16,570,000. Collateral received includes cash of $16,297,000 and U.S. government securities of $273,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $2,193,622,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $2,808,538,000.

American Funds Global Balanced Fund	35

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,194,764,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have

36	American Funds Global Balanced Fund

investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $77,671,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, October 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$28,158	Unrealized depreciation*	$30,808
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	41,748	Unrealized depreciation on open forward currency contracts	39,404
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	32,691
Swap (centrally cleared)	Interest	Unrealized appreciation*	15,566	Unrealized depreciation*	30,399
Swap (centrally cleared)	Credit	Unrealized appreciation*	33	Unrealized depreciation*	—
			$85,505		$133,302

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(16,528)	Net unrealized appreciation on futures contracts	$10,956
Forward currency	Currency	Net realized loss on forward currency contracts	(101,884)	Net unrealized appreciation on forward currency contracts	28,834
Swap	Interest	Net realized loss on swap contracts	(59,897)	Net unrealized appreciation on swap contracts	55,220
Swap	Credit	Net realized loss on swap contracts	(3,865)	Net unrealized appreciation on swap contracts	33
			$(182,174)		$95,043

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Global Balanced Fund	37

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$584	$(584)	$—	$—	$—
Bank of New York Mellon	112	(112)	—	—	—
Barclays Bank PLC	19	(19)	—	—	—
BNP Paribas	774	(291)	—	(483)	—
Citibank	1,943	(1,206)	—	(737)	—
Goldman Sachs	248	(128)	—	—	120
HSBC Bank	34,320	(22,548)	(11,772)	—	—
JPMorgan Chase	2,216	(2,216)	—	—	—
Morgan Stanley	1,483	(1,483)	—	—	—
Standard Chartered Bank	17	(17)	—	—	—
UBS AG	32	(32)	—	—	—
Total	$41,748	$(28,636)	$(11,772)	$(1,220)	$120
Liabilities:
Bank of America	$814	$(584)	$—	$—	$230
Bank of New York Mellon	175	(112)	—	—	63
Barclays Bank PLC	158	(19)	—	—	139
BNP Paribas	291	(291)	—	—	—
Citibank	1,206	(1,206)	—	—	—
Goldman Sachs	128	(128)	—	—	—
HSBC Bank	22,548	(22,548)	—	—	—
JPMorgan Chase	6,940	(2,216)	(4,724)	—	—
Morgan Stanley	6,519	(1,483)	(1,947)	—	3,089
Standard Chartered Bank	573	(17)	—	—	556
UBS AG	52	(32)	—	—	20
Total	$39,404	$(28,636)	$(6,671)	$—	$4,097

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

38	American Funds Global Balanced Fund

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2023, the fund reclassified $10,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$25,421
Capital loss carryforward*	(974,617)
Gross unrealized appreciation on investments	3,760,178
Gross unrealized depreciation on investments	(1,875,793)
Net unrealized appreciation on investments	1,884,385
Cost of investments	23,125,431

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2023					Year ended October 31, 2022
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$83,752		$—	$83,752		$93,422		$262,297		$355,719
Class C	2,172		—	2,172		3,210		16,787		19,997
Class T	—	†	—	—	†	—	†	1		1
Class F-1	1,626		—	1,626		2,113		6,234		8,347
Class F-2	57,105		—	57,105		56,351		131,384		187,735
Class F-3	17,334		—	17,334		17,543		40,162		57,705
Class 529-A	4,716		—	4,716		5,118		14,365		19,483
Class 529-C	142		—	142		227		1,248		1,475
Class 529-E	160		—	160		181		597		778
Class 529-T	—	†	—	—	†	—	†	1		1
Class 529-F-1	—	†	—	—	†	—	†	—	†	—	†
Class 529-F-2	797		—	797		794		1,869		2,663
Class 529-F-3	—	†	—	—	†	—	†	—	†	—	†
Class R-1	34		—	34		38		182		220
Class R-2	376		—	376		441		2,077		2,518
Class R-2E	45		—	45		40		145		185
Class R-3	719		—	719		748		2,570		3,318
Class R-4	669		—	669		698		1,938		2,636
Class R-5E	132		—	132		123		303		426
Class R-5	399		—	399		448		1,142		1,590
Class R-6	294,552		—	294,552		272,729		610,263		882,992
Total	$464,730		$—	$464,730		$454,224		$1,093,565		$1,547,789

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

American Funds Global Balanced Fund	39

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.414% on such assets in excess of $27.5 billion. For the year ended October 31, 2023, the investment advisory services fees were $107,043,000, which were equivalent to an annualized rate of 0.435% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

40	American Funds Global Balanced Fund

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2023, the 529 plan services fees were $218,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

For the year ended October 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$12,520	$4,694		$1,526		Not applicable
Class C	2,534	237		76		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	257	136		31		Not applicable
Class F-2	Not applicable	3,195		907		Not applicable
Class F-3	Not applicable	2		261		Not applicable
Class 529-A	688	244		88		$175
Class 529-C	178	15		5		11
Class 529-E	57	5		4		7
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	14		13		25
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	37	2		1		Not applicable
Class R-2	308	131		12		Not applicable
Class R-2E	22	7		1		Not applicable
Class R-3	263	72		16		Not applicable
Class R-4	102	37		12		Not applicable
Class R-5E	Not applicable	11		2		Not applicable
Class R-5	Not applicable	10		6		Not applicable
Class R-6	Not applicable	28		4,421		Not applicable
Total class-specific expenses	$16,966	$8,840		$7,382		$218

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $352,000 in the fund’s statement of operations reflects $158,000 in current fees (either paid in cash or deferred) and a net increase of $194,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $224,212,000 and $72,392,000, respectively, which generated $20,629,000 of net realized losses from such sales.

American Funds Global Balanced Fund	41

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2023.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2023

Class A	$279,656	8,355	$82,312		2,467		$(722,086)	(21,654)	$(360,118)	(10,832)
Class C	19,970	598	2,160		65		(88,562)	(2,649)	(66,432)	(1,986)
Class T	—	—	—		—		—	—	—	—
Class F-1	6,790	202	1,599		48		(36,585)	(1,097)	(28,196)	(847)
Class F-2	767,406	22,818	54,289		1,627		(644,663)	(19,276)	177,032	5,169
Class F-3	188,522	5,662	16,827		505		(156,221)	(4,664)	49,128	1,503
Class 529-A	28,874	862	4,712		142		(47,662)	(1,419)	(14,076)	(415)
Class 529-C	3,038	91	142		4		(8,705)	(260)	(5,525)	(165)
Class 529-E	1,117	33	159		5		(2,793)	(82)	(1,517)	(44)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	10,359	306	797		24		(8,323)	(247)	2,833	83
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	349	10	34		1		(411)	(12)	(28)	(1)
Class R-2	6,443	193	375		12		(11,533)	(344)	(4,715)	(139)
Class R-2E	635	19	45		1		(601)	(18)	79	2
Class R-3	10,159	302	717		21		(11,729)	(351)	(853)	(28)
Class R-4	4,876	146	667		20		(7,226)	(215)	(1,683)	(49)
Class R-5E	2,190	66	132		4		(1,504)	(46)	818	24
Class R-5	3,286	97	393		12		(8,553)	(257)	(4,874)	(148)
Class R-6	1,599,826	47,094	294,527		8,825		(500,189)	(14,892)	1,394,164	41,027
Total net increase (decrease)	$2,933,496	86,854	$459,887		13,783		$(2,257,346)	(67,483)	$1,136,037	33,154

Refer to the end of the table for footnotes.

42	American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$419,398	11,798	$351,396	9,514		$(808,397)	(23,596)	$(37,603)	(2,284)
Class C	31,610	886	19,902	534		(112,512)	(3,245)	(61,000)	(1,825)
Class T	—	—	—	—		—	—	—	—
Class F-1	14,200	392	8,246	223		(33,275)	(958)	(10,829)	(343)
Class F-2	886,512	25,243	180,191	4,901		(657,475)	(19,269)	409,228	10,875
Class F-3	191,492	5,435	55,901	1,522		(204,226)	(5,990)	43,167	967
Class 529-A	34,401	970	19,477	527		(46,060)	(1,328)	7,818	169
Class 529-C	3,899	111	1,468	39		(11,064)	(316)	(5,697)	(166)
Class 529-E	1,494	41	777	21		(2,366)	(67)	(95)	(5)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	8,926	251	2,663	73		(8,298)	(236)	3,291	88
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	368	11	220	6		(1,552)	(43)	(964)	(26)
Class R-2	10,110	287	2,504	67		(11,652)	(333)	962	21
Class R-2E	831	23	185	5		(245)	(7)	771	21
Class R-3	10,876	305	3,313	90		(13,666)	(388)	523	7
Class R-4	8,203	231	2,636	71		(11,074)	(304)	(235)	(2)
Class R-5E	1,395	41	426	12		(1,358)	(39)	463	14
Class R-5	5,591	160	1,573	43		(8,634)	(242)	(1,470)	(39)
Class R-6	1,632,681	45,411	882,912	24,039		(165,095)	(4,737)	2,350,498	64,713
Total net increase (decrease)	$3,261,987	91,596	$1,533,793	41,687		$(2,096,949)	(61,098)	$2,698,831	72,185

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,652,946,000 and $18,303,896,000, respectively, during the year ended October 31, 2023.

American Funds Global Balanced Fund	43

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2023	$30.93	$.79	$1.38	$2.17	$(.56)	$—	$(.56)	$32.54	6.97%	$4,782		.82%		.82%		2.35%
10/31/2022	39.99	.59	(7.43)	(6.84)	(.58)	(1.64)	(2.22)	30.93	(17.99)	4,881		.81		.81		1.68
10/31/2021	33.54	.62	6.45	7.07	(.62)	—	(.62)	39.99	21.16	6,402		.82		.82		1.61
10/31/2020	32.93	.59	.50	1.09	(.48)	—	(.48)	33.54	3.36	5,282		.83		.83		1.76
10/31/2019	30.44	.71	2.43	3.14	(.65)	—	(.65)	32.93	10.40	5,422		.83		.83		2.24
Class C:
10/31/2023	30.85	.53	1.38	1.91	(.29)	—	(.29)	32.47	6.18	216		1.57		1.57		1.58
10/31/2022	39.91	.32	(7.41)	(7.09)	(.33)	(1.64)	(1.97)	30.85	(18.60)	266		1.55		1.55		.92
10/31/2021	33.47	.34	6.43	6.77	(.33)	—	(.33)	39.91	20.26	417		1.55		1.55		.87
10/31/2020	32.85	.35	.49	.84	(.22)	—	(.22)	33.47	2.58	401		1.57		1.57		1.07
10/31/2019	30.36	.47	2.42	2.89	(.40)	—	(.40)	32.85	9.57	576		1.59		1.59		1.48
Class T:
10/31/2023	30.87	.88	1.38	2.26	(.65)	—	(.65)	32.48	7.25 [5]	—	[6]	.54	[5]	.54	[5]	2.62	[5]
10/31/2022	39.93	.68	(7.43)	(6.75)	(.67)	(1.64)	(2.31)	30.87	(17.73)[5]	—	[6]	.54	[5]	.54	[5]	1.96	[5]
10/31/2021	33.49	.71	6.44	7.15	(.71)	—	(.71)	39.93	21.44 [5]	—	[6]	.56	[5]	.56	[5]	1.85	[5]
10/31/2020	32.91	.65	.49	1.14	(.56)	—	(.56)	33.49	3.55 [5]	—	[6]	.58	[5]	.58	[5]	1.97	[5]
10/31/2019	30.43	.78	2.43	3.21	(.73)	—	(.73)	32.91	10.65 [5]	—	[6]	.58	[5]	.58	[5]	2.45	[5]
Class F-1:
10/31/2023	30.95	.78	1.37	2.15	(.54)	—	(.54)	32.56	6.90	86		.86		.86		2.31
10/31/2022	40.01	.57	(7.43)	(6.86)	(.56)	(1.64)	(2.20)	30.95	(18.02)	108		.85		.85		1.64
10/31/2021	33.55	.61	6.45	7.06	(.60)	—	(.60)	40.01	21.11	153		.85		.85		1.58
10/31/2020	32.95	.58	.49	1.07	(.47)	—	(.47)	33.55	3.33	150		.86		.86		1.75
10/31/2019	30.45	.70	2.43	3.13	(.63)	—	(.63)	32.95	10.37	175		.88		.88		2.18
Class F-2:
10/31/2023	30.94	.87	1.37	2.24	(.63)	—	(.63)	32.55	7.22	3,061		.59		.59		2.58
10/31/2022	40.01	.67	(7.44)	(6.77)	(.66)	(1.64)	(2.30)	30.94	(17.78)	2,750		.58		.58		1.93
10/31/2021	33.55	.72	6.45	7.17	(.71)	—	(.71)	40.01	21.45	3,121		.58		.58		1.86
10/31/2020	32.95	.67	.49	1.16	(.56)	—	(.56)	33.55	3.59	2,107		.59		.59		2.01
10/31/2019	30.46	.78	2.43	3.21	(.72)	—	(.72)	32.95	10.63	2,137		.61		.61		2.44
Class F-3:
10/31/2023	30.92	.90	1.38	2.28	(.67)	—	(.67)	32.53	7.34	861		.48		.48		2.69
10/31/2022	39.99	.71	(7.44)	(6.73)	(.70)	(1.64)	(2.34)	30.92	(17.70)	772		.48		.48		2.02
10/31/2021	33.53	.76	6.44	7.20	(.74)	—	(.74)	39.99	21.58	960		.48		.48		1.96
10/31/2020	32.93	.70	.49	1.19	(.59)	—	(.59)	33.53	3.71	673		.49		.49		2.11
10/31/2019	30.44	.81	2.43	3.24	(.75)	—	(.75)	32.93	10.75	647		.51		.51		2.54
Class 529-A:
10/31/2023	30.90	.78	1.38	2.16	(.54)	—	(.54)	32.52	6.93	276		.86		.86		2.31
10/31/2022	39.97	.58	(7.44)	(6.86)	(.57)	(1.64)	(2.21)	30.90	(17.99)	275		.84		.84		1.66
10/31/2021	33.52	.61	6.44	7.05	(.60)	—	(.60)	39.97	21.12	349		.85		.85		1.59
10/31/2020	32.91	.57	.51	1.08	(.47)	—	(.47)	33.52	3.34	287		.86		.86		1.72
10/31/2019	30.42	.69	2.43	3.12	(.63)	—	(.63)	32.91	10.34	266		.88		.88		2.19

Refer to the end of the table for footnotes.

44	American Funds Global Balanced Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursement[4]		Ratio of expenses to average net assets after reimbursement[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2023	$30.80	$.51	$1.38	$1.89	$(.27)	$—	$(.27)	$32.42	6.09%	$15		1.62%		1.62%		1.53%
10/31/2022	39.85	.30	(7.40)	(7.10)	(.31)	(1.64)	(1.95)	30.80	(18.62)	19		1.60		1.60		.87
10/31/2021	33.42	.32	6.42	6.74	(.31)	—	(.31)	39.85	20.24	31		1.59		1.59		.83
10/31/2020	32.79	.36	.47	.83	(.20)	—	(.20)	33.42	2.54	32		1.62		1.62		1.08
10/31/2019	30.31	.45	2.41	2.86	(.38)	—	(.38)	32.79	9.50	72		1.64		1.64		1.43
Class 529-E:
10/31/2023	30.88	.70	1.38	2.08	(.47)	—	(.47)	32.49	6.69	10		1.08		1.08		2.08
10/31/2022	39.93	.50	(7.42)	(6.92)	(.49)	(1.64)	(2.13)	30.88	(18.18)	11		1.07		1.07		1.43
10/31/2021	33.49	.53	6.43	6.96	(.52)	—	(.52)	39.93	20.85	15		1.07		1.07		1.37
10/31/2020	32.88	.51	.50	1.01	(.40)	—	(.40)	33.49	3.11	12		1.08		1.08		1.52
10/31/2019	30.39	.63	2.42	3.05	(.56)	—	(.56)	32.88	10.11	13		1.10		1.10		1.97
Class 529-T:
10/31/2023	30.87	.86	1.38	2.24	(.63)	—	(.63)	32.48	7.18 [5]	—	[6]	.61	[5]	.61	[5]	2.55	[5]
10/31/2022	39.93	.66	(7.42)	(6.76)	(.66)	(1.64)	(2.30)	30.87	(17.79)[5]	—	[6]	.59	[5]	.59	[5]	1.89	[5]
10/31/2021	33.49	.70	6.43	7.13	(.69)	—	(.69)	39.93	21.42 [5]	—	[6]	.61	[5]	.61	[5]	1.80	[5]
10/31/2020	32.91	.64	.49	1.13	(.55)	—	(.55)	33.49	3.50 [5]	—	[6]	.63	[5]	.63	[5]	1.92	[5]
10/31/2019	30.43	.75	2.44	3.19	(.71)	—	(.71)	32.91	10.57 [5]	—	[6]	.64	[5]	.64	[5]	2.37	[5]
Class 529-F-1:
10/31/2023	30.92	.83	1.37	2.20	(.60)	—	(.60)	32.52	7.09 [5]	—	[6]	.68	[5]	.68	[5]	2.47	[5]
10/31/2022	39.98	.64	(7.43)	(6.79)	(.63)	(1.64)	(2.27)	30.92	(17.87)[5]	—	[6]	.67	[5]	.67	[5]	1.83	[5]
10/31/2021	33.53	.69	6.45	7.14	(.69)	—	(.69)	39.98	21.40 [5]	—	[6]	.65	[5]	.65	[5]	1.80	[5]
10/31/2020	32.93	.65	.50	1.15	(.55)	—	(.55)	33.53	3.56 [5]	—	[6]	.63	[5]	.63	[5]	1.96	[5]
10/31/2019	30.44	.77	2.42	3.19	(.70)	—	(.70)	32.93	10.60	35		.65		.65		2.42
Class 529-F-2:
10/31/2023	30.92	.87	1.38	2.25	(.64)	—	(.64)	32.53	7.20	43		.57		.57		2.59
10/31/2022	39.99	.67	(7.44)	(6.77)	(.66)	(1.64)	(2.30)	30.92	(17.78)	38		.57		.57		1.93
10/31/2021	33.54	.71	6.44	7.15	(.70)	—	(.70)	39.99	21.43	46		.60		.60		1.84
10/31/2020[7,8]	33.54	—	—	—	—	—	—	33.54	—	36		—		—		—
Class 529-F-3:
10/31/2023	30.93	.88	1.38	2.26	(.65)	—	(.65)	32.54	7.26	—	[6]	.55		.55		2.62
10/31/2022	40.00	.69	(7.45)	(6.76)	(.67)	(1.64)	(2.31)	30.93	(17.75)	—	[6]	.54		.54		1.97
10/31/2021	33.54	.73	6.45	7.18	(.72)	—	(.72)	40.00	21.50	—	[6]	.59		.54		1.90
10/31/2020[7,8]	33.54	—	—	—	—	—	—	33.54	—	—	[6]	—		—		—
Class R-1:
10/31/2023	30.87	.54	1.38	1.92	(.31)	—	(.31)	32.48	6.20	4		1.55		1.55		1.62
10/31/2022	39.92	.34	(7.42)	(7.08)	(.33)	(1.64)	(1.97)	30.87	(18.58)	3		1.52		1.52		.96
10/31/2021	33.49	.35	6.42	6.77	(.34)	—	(.34)	39.92	20.27	5		1.55		1.55		.90
10/31/2020	32.88	.34	.50	.84	(.23)	—	(.23)	33.49	2.56	5		1.59		1.59		1.01
10/31/2019	30.38	.47	2.42	2.89	(.39)	—	(.39)	32.88	9.57	5		1.61		1.61		1.47

Refer to the end of the table for footnotes.

American Funds Global Balanced Fund	45

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursement[4]	Ratio of expenses to average net assets after reimbursement[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2023	$30.78	$.54	$1.38	$1.92	$(.31)	$—	$(.31)	$32.39	6.18%	$37	1.55%	1.55%	1.62%
10/31/2022	39.83	.33	(7.40)	(7.07)	(.34)	(1.64)	(1.98)	30.78	(18.58)	40	1.55	1.55	.96
10/31/2021	33.41	.34	6.42	6.76	(.34)	—	(.34)	39.83	20.26	51	1.56	1.56	.88
10/31/2020	32.80	.34	.50	.84	(.23)	—	(.23)	33.41	2.61	42	1.58	1.58	1.02
10/31/2019	30.33	.47	2.41	2.88	(.41)	—	(.41)	32.80	9.54	46	1.59	1.59	1.47
Class R-2E:
10/31/2023	30.84	.63	1.38	2.01	(.40)	—	(.40)	32.45	6.49	4	1.28	1.28	1.89
10/31/2022	39.89	.43	(7.43)	(7.00)	(.41)	(1.64)	(2.05)	30.84	(18.38)	3	1.28	1.28	1.24
10/31/2021	33.46	.45	6.43	6.88	(.45)	—	(.45)	39.89	20.59	3	1.28	1.28	1.17
10/31/2020	32.86	.43	.50	.93	(.33)	—	(.33)	33.46	2.86	3	1.30	1.30	1.31
10/31/2019	30.37	.56	2.43	2.99	(.50)	—	(.50)	32.86	9.92	3	1.30	1.30	1.75
Class R-3:
10/31/2023	30.87	.69	1.38	2.07	(.46)	—	(.46)	32.48	6.63	50	1.12	1.12	2.06
10/31/2022	39.92	.48	(7.42)	(6.94)	(.47)	(1.64)	(2.11)	30.87	(18.21)	49	1.11	1.11	1.39
10/31/2021	33.48	.50	6.44	6.94	(.50)	—	(.50)	39.92	20.79	63	1.12	1.12	1.31
10/31/2020	32.87	.49	.50	.99	(.38)	—	(.38)	33.48	3.06	58	1.13	1.13	1.47
10/31/2019	30.39	.61	2.41	3.02	(.54)	—	(.54)	32.87	10.03	62	1.15	1.15	1.91
Class R-4:
10/31/2023	30.93	.79	1.38	2.17	(.56)	—	(.56)	32.54	6.97	39	.82	.82	2.35
10/31/2022	39.99	.59	(7.44)	(6.85)	(.57)	(1.64)	(2.21)	30.93	(17.97)	38	.81	.81	1.68
10/31/2021	33.53	.62	6.45	7.07	(.61)	—	(.61)	39.99	21.14	50	.82	.82	1.61
10/31/2020	32.93	.59	.49	1.08	(.48)	—	(.48)	33.53	3.36	43	.83	.83	1.77
10/31/2019	30.44	.70	2.43	3.13	(.64)	—	(.64)	32.93	10.37	49	.85	.85	2.21
Class R-5E:
10/31/2023	30.90	.86	1.37	2.23	(.62)	—	(.62)	32.51	7.17	7	.63	.63	2.55
10/31/2022	39.96	.65	(7.43)	(6.78)	(.64)	(1.64)	(2.28)	30.90	(17.82)	6	.63	.63	1.86
10/31/2021	33.51	.70	6.44	7.14	(.69)	—	(.69)	39.96	21.39	8	.63	.63	1.80
10/31/2020	32.92	.65	.48	1.13	(.54)	—	(.54)	33.51	3.55	4	.64	.64	1.95
10/31/2019	30.43	.76	2.44	3.20	(.71)	—	(.71)	32.92	10.58	3	.65	.65	2.38
Class R-5:
10/31/2023	30.97	.89	1.38	2.27	(.65)	—	(.65)	32.59	7.27	16	.53	.53	2.64
10/31/2022	40.05	.69	(7.45)	(6.76)	(.68)	(1.64)	(2.32)	30.97	(17.74)	20	.52	.52	1.96
10/31/2021	33.58	.75	6.45	7.20	(.73)	—	(.73)	40.05	21.49	27	.53	.53	1.93
10/31/2020	32.98	.68	.50	1.18	(.58)	—	(.58)	33.58	3.68	22	.54	.54	2.05
10/31/2019	30.48	.79	2.44	3.23	(.73)	—	(.73)	32.98	10.71	21	.56	.56	2.47
Class R-6:
10/31/2023	30.95	.90	1.38	2.28	(.67)	—	(.67)	32.56	7.33	15,048	.48	.48	2.69
10/31/2022	40.02	.71	(7.44)	(6.73)	(.70)	(1.64)	(2.34)	30.95	(17.71)	13,034	.48	.48	2.03
10/31/2021	33.56	.76	6.44	7.20	(.74)	—	(.74)	40.02	21.59	14,265	.48	.48	1.96
10/31/2020	32.96	.70	.49	1.19	(.59)	—	(.59)	33.56	3.71	11,295	.49	.49	2.11
10/31/2019	30.47	.81	2.43	3.24	(.75)	—	(.75)	32.96	10.74	10,683	.50	.50	2.55

Refer to the end of the table for footnotes.

46	American Funds Global Balanced Fund

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[9,10]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	44%	43%	56%	65%	44%
Including mortgage dollar roll transactions	91%	61%	69%	83%	60%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	Refer to Note 5 for more information on mortgage dollar rolls.

Refer to the notes to financial statements.

American Funds Global Balanced Fund	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the investment portfolio, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
December 8, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

48	American Funds Global Balanced Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2023, through October 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Global Balanced Fund	49

Expense example (continued)

	Beginning account value 5/1/2023	Ending account value 10/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$959.38	$4.05	.82%
Class A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class C – actual return	1,000.00	955.98	7.74	1.57
Class C – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class T – actual return	1,000.00	960.69	2.82	.57
Class T – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class F-1 – actual return	1,000.00	959.09	4.25	.86
Class F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class F-2 – actual return	1,000.00	960.81	2.87	.58
Class F-2 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class F-3 – actual return	1,000.00	961.33	2.37	.48
Class F-3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A – actual return	1,000.00	959.44	4.20	.85
Class 529-A – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-C – actual return	1,000.00	955.61	7.99	1.62
Class 529-C – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class 529-E – actual return	1,000.00	958.26	5.33	1.08
Class 529-E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class 529-T – actual return	1,000.00	960.60	3.01	.61
Class 529-T – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-F-1 – actual return	1,000.00	960.02	3.36	.68
Class 529-F-1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-F-2 – actual return	1,000.00	960.55	2.92	.59
Class 529-F-2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-F-3 – actual return	1,000.00	960.97	2.67	.54
Class 529-F-3 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class R-1 – actual return	1,000.00	956.02	7.59	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2 – actual return	1,000.00	956.19	7.54	1.53
Class R-2 – assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class R-2E – actual return	1,000.00	957.34	6.31	1.28
Class R-2E – assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-3 – actual return	1,000.00	958.13	5.48	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-4 – actual return	1,000.00	959.64	4.05	.82
Class R-4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-5E – actual return	1,000.00	960.57	3.11	.63
Class R-5E – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 – actual return	1,000.00	960.85	2.62	.53
Class R-5 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-6 – actual return	1,000.00	961.07	2.37	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

50	American Funds Global Balanced Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2023:

Qualified dividend income	$437,777,000
Section 199A dividends	$4,568,000
Section 163(j) interest dividends	$297,098,000
Corporate dividends received deduction	$143,935,000
U.S. government income that may be exempt from state taxation	$86,969,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

American Funds Global Balanced Fund	51

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American Funds Global Balanced Fund	57

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
John G. Freund, MD, 1953	2022	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2010	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	6	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	6	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	11	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William L. Robbins, 1968 Trustee	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Chair and Director, Capital Group International, Inc.[7]	20	None
James Terrile, 1965 Trustee	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]	6	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 59 for footnotes.

58	American Funds Global Balanced Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Alfonso Barroso, 1971 Co-President	2019	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Andrew A. Cormack, 1982 Co-President	2019	Partner — Capital Fixed Income Investors, Capital Research Company[7]
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[7]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Philip Chitty, 1969 Senior Vice President	2023	Partner — Capital Fixed Income Investors, Capital Research Company[7]; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Bradford F. Freer, 1969 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company
Winnie Kwan, 1972 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Jennifer L. Butler,1966 Secretary	2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Mariah L. Coria, 1984 Assistant Treasurer	2023	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Global Balanced Fund	59

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

60	American Funds Global Balanced Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GBAL

Registrant:

a) Audit Fees:
Audit	2022	94,000
	2023	102,000

b) Audit-Related Fees:
	2022	4,000
	2023	4,000

c) Tax Fees:
	2022	19,000
	2023	21,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,221,000
	2023	2,183,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,639,000 for fiscal year 2022 and $2,208,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 29, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 29, 2023